SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.__ )

Filed by the Registrant                       X
Filed by a Party other than the Registrant   ___
                  Check the appropriate box: ___

__X      Preliminary Proxy Statement       __          Confidential, for Use of
                                                       the Commission Only
                                                       (as permitted by
                                                       Rule 14a-6(e)(2))
__        Definitive Proxy Statement
__        Definitive additional materials

__        Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             AETNA SERIES FUND, INC.
      (Name of Registrant as Specified in Its Charter/Declaration of Trust)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

X   No fee  required.
 __ Fee  computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)       Title of each class of securities to which transaction applies:

(2)       Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)       Proposed maximum aggregate value of transaction:

(5)       Total fee paid:

__        Fee paid previously with preliminary materials:

__ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)       Amount previously paid:

(2)       Form, Schedule or Registration Statement no.:

(3)       Filing Party:

(4)       Date Filed:

J. Scott Fox
President
Aetna Series Fund, Inc.

October [  ], 2000

Dear Shareholder:

         Aetna Inc. ("Aetna"), the indirect parent company of Aeltus Investment Management, Inc. ("Aeltus"), your Fund's investment adviser, has entered into an agreement to sell its financial services and international businesses, including Aeltus, to ING Groep N.V. ("ING"). Headquartered in Amsterdam, ING is a global financial institution active in the fields of insurance, banking, and asset management. A more thorough description of ING's businesses is contained in the proxy statement.

         At the shareholder meeting on November 22, 2000, you will be asked to approve a new advisory agreement for your Fund (and, if you are a shareholder of Aetna Technology Fund, a new subadvisory agreement) to take effect after the closing of the transaction. With the exception of the effective dates of the agreements and the extension of expense limitation provisions through December 31, 2001 for certain Funds, these new agreements are the same in all material respects as those currently in effect. If the agreements are approved, Aeltus will continue to manage the Funds following the transaction. Approval of the new advisory and subadvisory agreements is sought so that management of each Fund can continue uninterrupted after the transaction, because the current agreements may terminate automatically as a result of the transaction. At the shareholder meeting, you also will be asked to ratify the selection of the independent auditors and to elect Directors for Aetna Series Fund, Inc. (the "Company").

         After  careful   consideration,   the  Company's   Board  of  Directors
unanimously approved each of the proposals and recommends that shareholders vote "FOR" each proposal.

         Your vote is important regardless of the number of shares you own. Please take a few minutes to read the proxy statement and cast your vote. It is important that your vote be received by no later than the time of the shareholder meeting on November 22, 2000.

         If you are a shareholder of more than one Fund, or have more than one account registered in your name, you will receive one proxy card for each account. Please vote and return each proxy card that you receive.

         If you have any questions before you vote, please call 1-800-646-8155. We'll help you get the answers you need promptly. We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,
/s/ J. SCOTT FOX
J. Scott Fox
(enclosures)

                           NOTICE OF A SPECIAL MEETING
                             OF THE SHAREHOLDERS OF

                             AETNA SERIES FUND, INC.

  Capital Appreciation Funds                      Index Plus Funds
      Aetna Growth Fund                   Aetna Index Plus Large Cap Fund
   Aetna International Fund                Aetna Index Plus Mid Cap Fund
   Aetna Small Company Fund               Aetna Index Plus Small Cap Fund
    Aetna Technology Fund
 Aetna Value Opportunity Fund                     Generation Funds
                                                 Aetna Ascent Fund

    Growth & Income Funds                      Aetna Crossroads Fund
     Aetna Balanced Fund                         Aetna Legacy Fund
 Aetna Growth and Income Fund

                                             Principal Protection Funds
         Income Funds                    Aetna Principal Protection Fund I
       Aetna Bond Fund                   Aetna Principal Protection Fund II
    Aetna Government Fund               Aetna Principal Protection Fund III
   Aetna Money Market Fund               Aetna Principal Protection Fund IV
   Brokerage Cash Reserves


                  (each a "Fund" and collectively, the "Funds")

         Notice is hereby given that a Special Meeting of the Shareholders (the "Special Meeting") of the Funds, each a series of Aetna Series Fund, Inc. (the "Company"), will be held on November 22, 2000, at 10:00 a.m., Eastern time, at 10 State House Square, Hartford, Connecticut 06103-3602 for the following purposes:

1. For shareholders of all the Funds, to consider the election of 8 Directors to serve until their successors are elected and qualified;

2. For shareholders of all the Funds, to approve or disapprove new Investment Advisory Agreements between the Company, on behalf of the Funds, and Aeltus Investment Management, Inc. ("Aeltus") to reflect the pending acquisition of the financial services and international businesses of Aetna Inc. ("Aetna"), of which Aeltus is an indirect wholly owned subsidiary, by ING Groep N.V. ("ING"), with no change in the advisory fees payable to Aeltus;

3. For shareholders of Aetna Technology Fund, to approve or disapprove a new Subadvisory Agreement among the Company, on behalf of the Fund, Aeltus and Elijah Asset Management, LLC ("EAM") to reflect the pending acquisition of the financial services and international businesses of Aetna by ING, with no change in the subadvisory fee payable to EAM;

4. For shareholders of all the Funds, to ratify or reject the selection of KPMG LLP as independent auditors for the Funds for the fiscal year ending October 31, 2001; and

5. To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

         Please read the enclosed proxy statement carefully for information concerning the proposals to be placed before the Special Meeting.

         Shareholders of record at the close of business on September 27, 2000 are entitled to notice of and to vote at the Special Meeting. You are invited to attend the Special Meeting. If you cannot do so, however, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY, AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. Any shareholder attending the Special Meeting may vote in person even though a proxy has already been returned.

                                     By Order of the Board of Directors,


                                     Daniel E. Burton
                                     Secretary

October [  ], 2000

                             AETNA SERIES FUND, INC.
                         IMPORTANT NEWS FOR SHAREHOLDERS

         While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some matters affecting your Fund that will be the subject of a shareholder vote.

                          Q & A: QUESTIONS AND ANSWERS

Q.       WHAT IS HAPPENING?

A. Aetna Inc. ("Aetna"), the indirect parent company of your Fund's investment adviser, Aeltus Investment Management, Inc. ("Aeltus"), has agreed to sell its financial services and international businesses, including Aeltus, to ING Groep N.V. ("ING"). Headquartered in Amsterdam, ING is a global financial institution active in the fields of insurance, banking, and asset management. After completion of the transaction, Aetna's financial services and international businesses will be owned 100% by ING.

          To ensure that there is no interruption in the services Aeltus provides to your Fund, we are asking the shareholders of each Fund to approve a new investment advisory agreement. The most important matters to be voted upon by you are approval of the new investment advisory agreement and the election of Directors. Shareholders of Aetna Technology Fund are also being asked to approve a new subadvisory agreement with Elijah Asset Management, LLC ("EAM"), the subadviser to that Fund. The following pages give you additional information about ING, the new investment advisory and subadvisory agreements and certain other matters. The Board Members of your Fund, including those who are not affiliated with the Fund, Aeltus, ING, EAM or any of their affiliates, recommend that you vote FOR these proposals.

Q.       WHY DID YOU SEND ME THIS BOOKLET?

A. You are receiving these proxy materials -- a booklet that includes the Proxy Statement and one or more proxy cards -- because you have the right to vote on important proposals concerning your investment in the Fund.

Q.       WHY ARE MULTIPLE CARDS ENCLOSED?

A. If you own shares of more than one Fund, you will receive a proxy card for each Fund that you own.

Q. WHY AM I BEING ASKED TO VOTE ON THE NEW INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS?

A. The Aetna-ING transaction will result in a change in ownership of Aetna's financial services and international businesses, which may be deemed to cause a "change in control" of Aeltus, even though the services provided by Aeltus to the Funds are not expected to be materially affected as a result. A "change in control" may cause each Fund's investment advisory agreement with Aeltus and the subadvisory agreement with EAM for Aetna Technology Fund, to which Aeltus is a party, to terminate.

         To ensure continuity of service, we are seeking shareholder approval of a new investment advisory agreement with your Fund and, for Aetna Technology Fund, a new subadvisory agreement with EAM.

Q.       HOW WILL THE AETNA-ING TRANSACTION AFFECT ME AS A FUND SHAREHOLDER?

A. We do not expect the transaction to affect you as a Fund shareholder. Your Fund and its investment objectives will not change as a result of the transaction. You will still own the same shares in the same Fund. The new investment advisory and subadvisory agreements are the same in all material respects as the current agreements, with the exception of the effective dates of the agreements and, in certain cases, the extension of expense limitation provisions through December 31, 2001.

         If shareholders do not approve the new investment advisory or subadvisory agreements, the agreements will terminate upon the closing of the transaction (Aetna's goal is to complete the transaction during the fourth quarter of 2000) and the Board Members of your Fund will take such action as they deem to be in the best interests of your Fund and its shareholders.

Q. WILL THE INVESTMENT ADVISORY AND SUBADVISORY FEES INCREASE AS A RESULT OF THE TRANSACTION?

A. No, the proposals to approve the new agreements seek no increase in the investment advisory and subadvisory fee rates.

Q.       WHAT OTHER MATTERS AM I BEING ASKED TO VOTE ON?

A. As noted above, you are being asked to reelect the current members of the Board, except for one individual who is not standing for reelection as a Director. You are also being asked to vote for the ratification of the Board's selection of the Fund's accountants.

Q.       HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?

A. After careful consideration, the Board members of your Fund, including those who are not affiliated with the Fund, Aeltus, ING, EAM or their affiliates, recommend that you vote FOR the Proposals.

Q.       WILL THE FUND PAY FOR THIS PROXY SOLICITATION?

A.       No, Aeltus, ING and/or their affiliates will bear these costs.

Q.       WHOM DO I CALL FOR MORE INFORMATION?

A.       Please call Aetna's proxy representative at 1-800-646-8155.

                               PRELIMINARY COPIES
                             AETNA SERIES FUND, INC.
                              10 State House Square
                        Hartford, Connecticut 06103-3602
                                 (800) 238-6254

   Capital Appreciation Funds                  Index Plus Funds
       Aetna Growth Fund               Aetna Index Plus Large Cap Fund
           ("Growth")                      ("Index Plus Large Cap")
    Aetna International Fund            Aetna Index Plus Mid Cap Fund
       ("International")                    ("Index Plus Mid Cap")
    Aetna Small Company Fund           Aetna Index Plus Small Cap Fund
       ("Small Company")                   ("Index Plus Small Cap")
     Aetna Technology Fund
         ("Technology")                        Generation Funds
  Aetna Value Opportunity Fund                Aetna Ascent Fund
     ("Value Opportunity")                        ("Ascent")
                                            Aetna Crossroads Fund
     Growth & Income Funds                      ("Crossroads")
      Aetna Balanced Fund                     Aetna Legacy Fund
          ("Balanced")                            ("Legacy")
  Aetna Growth and Income Fund
     ("Growth and Income")                Principal Protection Funds
                                      Aetna Principal Protection Fund I
          Income Funds                            ("PPF I")
        Aetna Bond Fund               Aetna Principal Protection Fund II
         ("Bond Fund")                            ("PPF II")
     Aetna Government Fund           Aetna Principal Protection Fund III
   ("Aetna Government Fund")                     ("PPF III")
    Aetna Money Market Fund           Aetna Principal Protection Fund IV
        ("Money Market")                                        ("PPF IV")
    Brokerage Cash Reserves
    "(Brokerage Cash Reserves")

                  (each a "Fund" and collectively, the "Funds")

                                 PROXY STATEMENT
                                October [ ], 2000

         This Proxy Statement provides you with information you should review before voting on the matters listed in the Notice of Special Meeting (each a "Proposal") on the previous page for the Funds, each a series of Aetna Series Fund, Inc. (the "Company"). The Company's Board of Directors (the "Board") is soliciting your vote for a Special Meeting of Shareholders of each Fund (the "Special Meeting") to be held at 10 State House Square, Hartford, Connecticut 06103-3602, on November 22, 2000, at 10:00 a.m., Eastern time, and, if the Special Meeting is adjourned, at any adjournment of that Meeting.

Solicitation of Proxies

         The Company's Board is soliciting votes from shareholders of a Fund only with respect to the particular Proposals that affect that Fund. The solicitation of votes is made by the mailing of this Proxy Statement and the accompanying proxy card on or about October 16, 2000. The following table identifies the Funds entitled to vote on each Proposal.


                                                                      Proposal
                                             1.                  2.                 3.                 4.
                                                            Approval of
                                                             Investment         Approval of     Ratification of
               Fund                      Election of      Advisory Agreement    Subadvisory       Selection of
                                         Directors                               Agreement          Auditors
Growth                                      |X|                 |X|                                   |X|
International                               |X|                 |X|                                   |X|
Small Company                               |X|                 |X|                                   |X|
Technology                                  |X|                 |X|                 |X|               |X|
Value Opportunity                           |X|                 |X|                                   |X|
Balanced                                    |X|                 |X|                                   |X|
Growth and Income                           |X|                 |X|                                   |X|
Index Plus Large Cap                        |X|                 |X|                                   |X|
Index Plus Mid Cap                          |X|                 |X|                                   |X|
Index Plus Small Cap                        |X|                 |X|                                   |X|
Ascent                                      |X|                 |X|                                   |X|
Crossroads                                  |X|                 |X|                                   |X|
Legacy                                      |X|                 |X|                                   |X|
Bond Fund                                   |X|                 |X|                                   |X|
Aetna Government Fund                       |X|                 |X|                                   |X|
Money Market                                |X|                 |X|                                   |X|
Brokerage Cash Reserves                     |X|                 |X|                                   |X|
PPF I                                       |X|                 |X|                                   |X|
PPF II                                      |X|                 |X|                                   |X|
PPF III                                     |X|                 |X|                                   |X|
PPF IV                                      |X|                 |X|                                   |X|

         The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments or postponements thereof. Additional matters would only include matters that were not anticipated as of the date of this Proxy Statement.

Shareholder Reports

         Copies of the Company's Annual Report for the fiscal year ended October 31, 1999, and its Semi-Annual Report for the period ended April 30, 2000, have previously been mailed to shareholders. This Proxy Statement should be read in conjunction with the Annual and Semi-Annual Reports. You can obtain copies of those Reports, without charge, by writing to Aeltus Investment Management, Inc., 10 State House Square, Hartford, Connecticut, 06103-3602, Attention: Wayne Baltzer, or by calling 1-800-238-6263.

                                GENERAL OVERVIEW

         On July 19, 2000, Aetna Inc. ("Aetna") entered into an agreement to sell certain of its businesses, including Aeltus Investment Management, Inc. ("Aeltus"), to ING Groep N.V. ("ING") (the "Transaction"). ING is a global financial institution active in the fields of insurance, banking and asset management. Headquartered in Amsterdam, it conducts business in more than 60 countries, and has almost 90,000 employees. ING seeks to provide a full range of integrated financial services to private, corporate, and institutional clients through a variety of distribution channels. As of June 30, 2000, ING had total assets of approximately $531.8 billion and assets under management of approximately $344.5 billion. ING includes, among its numerous direct and indirect subsidiaries, Baring Asset Management, Inc., ING Investment Management Advisors B.V., ReliaStar Financial Corp., Furman Selz Capital Management LLC and ING Investment Management LLC. Consummation of the Transaction is subject to a number of contingencies, including regulatory and shareholder approvals and other closing conditions. Aetna's goal is to close the Transaction during the fourth quarter of 2000.

         The Fund operations of Aeltus are not expected to be materially affected by the Transaction. Aeltus does not currently anticipate that there will be any changes in the investment personnel primarily responsible for the management of the Funds in connection with the Transaction. Following the Transaction, ING anticipates that it will evaluate capabilities across the ING companies and, where appropriate, will consider changes designed to maximize investment capabilities and achieve expense and resource efficiencies.

         ING's principal executive offices are located at Strawinskylaan 2631, 1077 zz Amsterdam, P.O. Box 810, 1000 AV Amsterdam, the Netherlands.

                            MATTERS TO BE ACTED UPON

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         The Board has nominated 8 individuals (the "Nominees") for election to the Company's Board. Shareholders are being asked to elect the Nominees to serve as Directors, each to serve until his or her successor is duly elected and qualified. Pertinent information about each Nominee is set forth below. Each Nominee is currently a Director of the Company and has consented to continue to serve as a Director if reelected by shareholders.

Information Regarding Nominees

         Below are the names, ages, business experience during the past five years and other directorships of the Nominees. An asterisk (*) has been placed next to the name of each Nominee who would constitute an "interested person," as defined in the Investment Company Act, by virtue of that person's affiliation with any of the Funds, Aeltus, ING or any of their affiliates. The business address of each Nominee is 10 State House Square, Hartford, Connecticut 06103-3602.

        Name and Age           Position(s) Held With                  Principal Occupation During Past 5 Years
                                    the Company
J. Scott Fox*                 Director (since 1997)    Director,   Managing  Director,  Chief  Operating  Officer  and  Chief
(Age 45)                      and President            Financial  Officer,  Aeltus Investment  Management,  Inc.  (investment
                              (Principal  Executive    adviser),   April  1994  to present; Director, Managing Director, Chief
                              Officer)                 Operating Officer and Chief Financial Officer, Aeltus Capital, Inc.
                                                       (broker-dealer),   February  1995  to  present;   Director,   Managing
                                                       Director,  Chief Operating Officer and Chief Financial Officer, Aeltus
                                                       Trust Company, May 1996 to present; Senior Vice  President--Operations
                                                       (Interim Assignment),  Aetna Life Insurance and Annuity Company, March
                                                       1997 to December 1997;  Director/Trustee and President,  December 1997
                                                       to present  (Vice  President  and  Treasurer,  March 1996 to  December
                                                       1997),  Aetna  Variable  Fund,  Aetna Income  Shares,  Aetna  Variable
                                                       Encore  Fund,   Aetna  Balanced  VP,  Inc.,   Aetna  GET  Fund,  Aetna
                                                       Generation  Portfolios,  Inc.  and  Aetna  Variable  Portfolios,  Inc.
                                                       (collectively, the "Aetna Variable Portfolios").

Albert E. DePrince, Jr.       Director                 Director,  Business and Economic  Research  Center,  and  Professor of
(Age 59)                      (since 1998)             Economics and Finance,  Middle  Tennessee  State  University,  1991 to
                                                       present; Director/Trustee, Aetna Variable Portfolios.

Maria T. Fighetti             Director                 Associate  Commissioner  for  Contract  Management  (1996 to present),
(Age 56)                      (since 1994)             Manager/Attorney  (1973 to  1996),  Health  Services,  New  York  City
                                                       Department of Mental Health,  Mental Retardation and Alcohol Services;
                                                       Director/Trustee, Aetna Variable Portfolios.

David L. Grove                Director                 Private  Investor;  Economic/Financial  Consultant,  1985 to  present;
(Age 82)                      (since 1991)             Director/Trustee, Aetna Variable Portfolios.

John Y. Kim*                  Director                 Director,  President,  Chief  Executive  Officer and Chief  Investment
(Age 40)                      (since 1997)             Officer,   Aeltus  Investment  Management,   Inc.,  December  1995  to
                                                       present; Director and President, Aeltus Capital, Inc., March 1996
                                                       to  present;   President, Aetna Life Insurance and Annuity Company,
                                                       May 2000 to September 2000; Chief Investment Officer, Aetna Life Insurance
                                                       and Annuity Company, May 2000 to present; Director, Aetna Life Insurance and Annuity Company, February 1995 to September 2000; Senior Vice President,
                                                       Aetna Life  Insurance and Annuity Company, September 1994 to May 2000 and
                                                       September  2000 to present; Director, President, Chief Executive Officer and Chief Investment Officer, Aeltus Trust Company, May 1996 to present;
                                                       Director and President, Aetna Investment Adviser Holding Company, Inc.,
                                                       May 2000 to present; Director, Aetna Retirement Services, Inc., May 2000 to present;  Vice President, Aetna Life Insurance Company, September 1992
                                                       to present; Director/Trustee, Aetna Variable Portfolios.

Sidney Koch                   Director                 Financial   Adviser,   self-employed,   January   1993   to   present;
(Age 65)                      (since 1994)             Director/Trustee, Aetna Variable Portfolios.

Corine T. Norgaard            Director                 Dean of the Barney School of Business,  University  of Hartford  (West
(Age 63)                      (since 1991)             Hartford, CT), August 1996 to present; Professor,  Accounting and Dean of the School of Management,  SUNY Binghamton (Binghamton, NY), August 1993
                                                       to August 1996; Director, Advest Bank & Trust, April 1997  to  present;
                                                       Director,      MassMutual Participation Investors and MassMutual Corporate
                                                       Investors (closed-end investment companies), April 1998 to present;
                                                       Director/Trustee, Aetna Variable Portfolios.

Richard G. Scheide            Director                 Principal,   LoBue   Associates  Inc.  (wealth   management   industry
(Age 71)                      (since 1993)             consultants),  October  1999 to  present;  Trust and  Private  Banking
                                                       Consultant,   David  Ross Palmer Consultants,  July
                                                       1991  to  October   1999; Director/Trustee,   Aetna
                                                       Variable Portfolios.


Director Not Standing for Reelection

         Shaun P. Mathews, a former Director of the Company and an officer of several affiliates of Aeltus, resigned as a Board member effective August 30, 2000 to permit the Company to comply with a regulatory requirement that during the three year period immediately following the change in control of a fund's investment adviser at least 75% of the fund's board must not be "interested persons" of the investment adviser or the predecessor investment adviser within the meaning of the Investment Company Act of 1940 (the "Investment Company Act") (see "General Information: Section 15(f) of the Investment Company Act" below).

Ownership of Fund Shares

          Appendix 3 hereto sets forth the number of shares of each class of each Fund owned directly or beneficially by the Directors. To the best of the Company's knowledge, as of August 31, 2000, no Director owned 1% or more of the outstanding shares of any class of a Fund, and the Directors of the Funds owned, as a group, less than 1% of the shares of each class of each Fund, except as otherwise noted in Appendix 3.

Committees

          Audit Committee. The Board has an Audit Committee whose function is to assist the Board in fulfilling its responsibilities to shareholders of the Funds relating to accounting and reporting, internal controls and the adequacy of auditing relative thereto. The Committee currently consists of Albert E. DePrince, Jr., Maria T. Fighetti, David L. Grove, Sidney Koch, Corine T. Norgaard, and Richard G. Scheide. Mr. Scheide and Ms. Fighetti serve as Chairperson and Vice Chairperson, respectively, of the Committee. During the fiscal year ended October 31, 1999, the Audit Committee met twice.

          Contracts Committee. The Board has a Contracts Committee whose function is to review the Funds' contractual arrangements, including investment advisory, subadvisory, distribution and administrative contracts, at least annually in connection with considering the continuation of those contracts. The Committee also may meet any time there is a proposal to materially amend any of those contracts. The Contracts Committee currently consists of Albert E. DePrince, Jr., Maria T. Fighetti, David L. Grove, Sidney Koch, Corine T.
Norgaard, and Richard G. Scheide. Dr. DePrince and Dr. Grove serve as Chairperson and Vice Chairperson, respectively, of the Committee. The Contracts Committee met once during the fiscal year ended October 31, 1999.

          Nominating Committee. The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill independent Director vacancies on the Board. The Nominating Committee currently consists of Albert E. DePrince, Jr., Maria T. Fighetti, David L. Grove, Sidney Koch, Corine T. Norgaard, and Richard G. Scheide. Mr. Koch serves as Chairperson of the Committee. The Company does not currently have a policy regarding whether the Nominating Committee will consider nominees recommended by shareholders of the Company. During the fiscal year ended October 31, 1999, the Nominating Committee did not meet.

         During the fiscal year ended October 31, 1999, the Board held five meetings. Each Director attended 100% of the aggregate of the total number of Board meetings and meetings held by all committees of the Board on which he or she served.

Executive Officers of the Company

         The Company's officers are elected by the Board and hold office until they resign, are removed or are otherwise disqualified to serve. The executive officers of the Company, together with such person's position with the Company and principal occupation for the last five years, are listed in Appendix 4 attached hereto.

Remuneration of Directors and Officers

         For service on the Board and the boards of other investment companies in the Aetna fund complex, each Director who is not an "interested person" of Aeltus is entitled to receive (i) an annual retainer of $48,000, payable in equal quarterly installments; (ii) $5,000 per meeting for each Board meeting in which the Director participates; (iii) $5,000 per meeting for each Contracts Committee meeting in which the Director participates; (iv) $3,000 per meeting, other than for a Contracts Committee meeting and the two regular Audit Committee meetings, for each committee meeting in which the Director participates; (v) $500 per meeting for each telephone conference meeting in which the Director participates; (vi) $10,000 per annum for serving as Chairperson of the Contracts Committee, payable in equal quarterly installments; (vii) $5,000 per annum for serving as Chairperson of the Audit Committee, payable in equal quarterly installments; (viii) $5,000 per annum for serving as Chairperson of the Nominating Committee (in periods in which the Committee has operated), payable in equal quarterly installments; (ix) $5,000 and $2,500 per annum for serving as Committee Vice Chairman of the Contracts and Audit Committees, respectively, payable in equal quarterly installments; and (x) reimbursement for out-of-pocket expenses. The pro rata share paid by each Fund is based on the Fund's average net assets as a percentage of the average net assets of all the funds managed by Aeltus for which the Directors serve in common as directors or trustees as of the date the payment is due. None of the Directors is entitled to receive pension or retirement benefits.

         The following table sets forth the compensation paid to each of the Directors for the fiscal year ended October 31, 1999. Directors and officers of the Company who are also directors, officers or employees of Aetna and its affiliates were not entitled to receive any compensation from the Company. In the column headed "Total Compensation from Company and Fund Complex Paid to Directors," the number in parentheses indicates the total number of investment company boards of directors/trustees in the Aetna fund complex on which the Director served during the year.

                              Aggregate               Total Compensation from
                              Compensation               the Company and Fund
Name of Person, Position      from the Company        Complex Paid to Directors#

Albert E. DePrince, Jr.*       $10,361                            $75,375
Director, Chairperson,                                         (8 companies)
Contracts Committee
Maria T. Fighetti**            $10,361                            $75,375
Director                                                       (8 companies)

David L. Grove**               $10,790                            $78,500
Director,                                                      (8 companies)

Sidney Koch                    $10,103                            $73,500
Director,                                                       (8 companies)
Chairperson,
Nominating Committee

Corine T. Norgaard             $10,103                            $73,500
Director                                                       (8 companies)

Richard G. Scheide             $10,790                            $78,500
Director, Chairperson,                                         (8 companies)
Audit Committee

# Directors and officers hold the same positions with other investment companies in the same fund complex: Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc. and Aetna Variable Portfolios, Inc.

* Dr. DePrince replaced Dr. Grove as Chairperson of the Contracts Committee as of April 2000.

** During the year ended October 31, 1999, Ms. Fighetti and Dr. Grove deferred $3,299 and $10,790, respectively, of their compensation from the Company. For the same period, Ms. Fighetti and Dr. Grove deferred $24,000 and $78,500, respectively, of their compensation from the fund complex.

Vote Required

         The affirmative vote of a plurality of the shares of the Company voting at the Special Meeting is required to approve the election of each Nominee.

          The Board recommends that shareholders vote "FOR" each of the Nominees under Proposal No. 1.


                                 PROPOSAL NO. 2
                   APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

         Shareholders of each of the Funds are being asked to approve new Investment Advisory Agreements (the "New Agreements") between the Company, on behalf of their Fund, and Aeltus. Approval of the New Agreements is sought so that the management of each Fund can continue uninterrupted after the Transaction, because the current Investment Advisory Agreements (the "Current Agreements") may terminate automatically as a result of the Transaction.

         Aetna's goal is to complete the Transaction during the fourth quarter of 2000. As a result of the Transaction, Aetna will become a wholly owned subsidiary of ING America Insurance Holdings, Inc., a subsidiary of ING. Aeltus will remain an indirect wholly owned subsidiary of Aetna, although Aetna will be renamed in connection with the Transaction. The change in ownership of Aeltus resulting from the Transaction may be deemed under the Investment Company Act to be an assignment of the Current Agreements. The Current Agreements provide for their automatic termination upon an assignment. Accordingly, the New Agreements between Aeltus and the Funds are proposed for approval by shareholders of each Fund. A form of the New Agreements is attached as Exhibit A to this Proxy Statement and the description of their terms in this section is qualified in its entirety by reference to Exhibit A.

         Appendix 5 shows the date when each Fund commenced operations, the date of each Current Agreement, and the dates when each Fund's Current Agreement was approved by the Board and the applicable Fund's shareholders (or, in some cases, a Fund's sole initial shareholder). In December 1999, the Board approved the revision of certain Funds' Investment Advisory Agreements in order to continue specific expense limitation provisions and to make immaterial changes to clarify certain provisions and to promote uniformity among all the Agreements.

         Aeltus does not anticipate that the Transaction will cause any reduction in the quality of services now provided to the Funds or have any adverse effect on Aeltus' ability to fulfill its obligations to the Funds.

         At the September 27, 2000 meeting of the Board, each New Agreement was approved unanimously by the Board, including all of the Directors who are not interested parties to the New Agreements or interested persons of such parties. Each New Agreement as approved by the Board is submitted for approval by the shareholders of the Fund to which the New Agreement applies. Each New Agreement must be voted upon separately by the shareholders of the Fund to which it pertains.

         If the New Agreements are approved by shareholders, they will take effect immediately after the closing of the Transaction. The New Agreements will remain in effect through December 31, 2001, and, unless earlier terminated, will continue from year to year thereafter, provided that each such continuance is approved annually with respect to each Fund (i) by the Board or by the vote of a majority of the outstanding voting securities of the particular Fund, and, in either case, (ii) by a majority of the Company's Directors who are not parties to the New Agreement or "interested persons" of any such party (other than as Directors of the Company).

The Terms of the New Agreements

         The terms of each New Agreement will be the same in all material respects as those of its respective Current Agreement, except for the effective dates and the extension of expense limitation provisions through December 31, 2001 for certain Funds. In addition, certain other nonmaterial, clarifying modifications have been made to each New Agreement in order to promote consistency among all of the funds currently advised by Aeltus and to permit ease of administration. Each New Agreement requires Aeltus, subject to the policies and control of the Board, to (i) supervise all aspects of the operations of the applicable Fund, (ii) select the securities to be purchased, sold or exchanged by the Fund or otherwise represented in the Fund's investment portfolio, place trades for all such securities and regularly report thereon to the Board, (iii) formulate and implement continuing programs for the purchase and sale of securities and regularly report thereon to the Board, (iv) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally, the Fund, securities held by or under consideration for the Fund, or the issuers of those securities, (v) provide economic research and securities analyses as Aeltus considers necessary or advisable in connection with Aeltus' performance of its duties thereunder, (vi) obtain the services of, contract with, and provide instructions to custodians and/or subcustodians of the Fund's securities, transfer agents, dividend paying agents, pricing services and other service providers as are necessary to carry out the terms of the Agreement, and (vii) take any other actions which appear to Aeltus and the Board necessary to carry into effect the purposes of the Agreement. Any investment program undertaken by Aeltus pursuant to each New Agreement, as well as any other activities undertaken by Aeltus on behalf of the applicable Fund pursuant thereto, shall at all times be subject to any directives of the Board. Under the New Agreements, subject to the approval of the Board and the shareholders of a Fund, Aeltus may enter into a subadvisory agreement to engage a subadviser to Aeltus with respect to the Fund.

         This Proposal to approve the New Agreements seeks no increase in advisory fees for any of the Funds. The annual advisory fees under the New Agreements for each Fund are listed in Appendix 6 to this Proxy Statement.

         Each New Agreement provides that Aeltus shall place all orders for the purchase and sale of portfolio securities for the applicable Fund with brokers or dealers selected by Aeltus, which may include brokers or dealers affiliated with Aeltus. Aeltus is obligated to use its best efforts to seek to execute portfolio transactions at prices that are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received. Under each New Agreement, in selecting broker-dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage or research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the "Exchange Act") to Aeltus and/or the other accounts over which Aeltus or its affiliates exercise investment discretion. Aeltus is authorized to pay a broker or dealer who provides such brokerage or research services a commission for executing a portfolio transaction for the Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Aeltus determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer and is paid in compliance with Section 28(e).

         Under each New Agreement, upon the request of the Board, Aeltus may perform certain accounting, shareholder servicing or other administrative services on behalf of the applicable Fund that are not required by the New Agreement. Such services will be performed on behalf of the Fund and Aeltus may receive from the Fund such reimbursement for costs or reasonable compensation for such services as may be agreed upon between Aeltus and the Board on a finding by the Board that the provision of such services by Aeltus is in the best interests of the Fund and its shareholders. Payment or assumption by Aeltus of any Fund expense that Aeltus is not otherwise required to pay or assume under the New Agreement shall not relieve Aeltus of any of its obligations to the Fund nor obligate Aeltus to pay or assume any similar Fund expense on any subsequent occasions.

         Each New Agreement provides that the services of Aeltus to a Fund are not to be deemed to be exclusive, and Aeltus shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under the New Agreement are not impaired thereby.

         Like the Current Agreements, each New Agreement provides that Aeltus shall be liable to the Company and shall indemnify the Company for any losses incurred by the Company, whether in the purchase, holding or sale of any security or otherwise, to the extent that such losses resulted from an act or omission on the part of Aeltus or its officers, directors or employees, that is found to involve willful misfeasance, bad faith or negligence, or reckless disregard by Aeltus of its duties under the New Agreement, in connection with the services rendered by Aeltus thereunder.

         Each New Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the Investment Company Act), or by Aeltus, on sixty (60) days' written notice to the other party. Notice provided for in the Agreement may be waived by the party required to be notified. Each New Agreement will automatically terminate in the event of its "assignment" as defined in Section 2(a)(4) of the Investment Company Act.

Expense Limitations

         Under each New Agreement, the applicable Fund generally pays all fees and expenses incurred in connection with its management, except that Aeltus is specifically responsible for the salaries, employment benefits and other related costs and expenses of those of its personnel engaged in providing investment advice to the Fund, including without limitation, office space, office equipment,  telephone  and  postage  costs,  and all  fees and  expenses  of all
Directors, officers and employees, if any, of the Company who are employees of Aeltus, including any salaries and employment benefits payable to those persons. The Current Agreements applicable to certain Funds contain a provision obligating Aeltus to limit the expenses of those Funds until December 31, 2000, or, in the case of Brokerage Cash Reserves and the PPFs, indefinitely. In this regard, an expense limitation applicable to Money Market that has since expired will not be reflected in the New Agreement for Money Market. The expense limits for the Funds that have such arrangements are shown in Appendix 7. The terms of the expense limitation provisions set forth in the New Agreements are the same as those currently in effect, except that Aeltus has agreed to extend the expense limitations through December 31, 2001 for those Funds whose expense limitations would otherwise expire at the end of 2000.

Information About Aeltus

         Aeltus Investment Management, Inc. is a Connecticut corporation organized in 1972. It currently has its principal offices at 10 State House Square, Hartford, Connecticut 06103-3602. Aeltus is an indirect wholly owned subsidiary of Aetna, a financial services company with stock listed for trading on the New York Stock Exchange. Please refer to Appendix 8 to this Proxy Statement for the name of Aeltus' parent company and the names of its immediate parents. Appendix 8 also contains a list of the principal executive officer and directors of Aeltus and identifies those individuals serving as officers and/or Directors of the Company that are also officers and/or directors of Aeltus. Aeltus is registered with the Securities and Exchange Commission ("SEC") as an investment adviser.

         Appendix 9 sets forth the amount of investment advisory fees that have been paid by the Funds to Aeltus during each Fund's most recent fiscal year. Please refer to Appendix 10 for a list of other investment companies with investment objectives similar to those of the Funds for which Aeltus acts as investment adviser, including the rates of Aeltus' compensation from such investment companies.

         In addition to providing investment advisory services, Aeltus serves as each Fund's administrator pursuant to an Administrative Services Agreement and provides certain administrative and shareholder services necessary for Fund operations. These services include: (a) internal accounting services; (b) monitoring regulatory compliance, such as reports and filings with the SEC and state securities commissions; (c) preparing financial information for proxy statements; (d) preparing semi-annual and annual reports to shareholders; (e) calculating the net asset value per share; (f) preparation of certain shareholder communications; (g) supervising the custodian and transfer agent; and (h) reporting to the Board. For its services, Aeltus is entitled to receive from each Fund a fee at an annual rate of 0.10% of the Fund's average daily net assets.

         The Company's principal underwriter is Aeltus Capital, Inc. ("ACI"), 10 State House Square, Hartford, Connecticut 06103-3602, a wholly owned subsidiary of Aeltus and an indirect wholly owned subsidiary of Aetna. With respect to Class A shares of the Funds (other than Brokerage Cash Reserves and Money Market), ACI is paid an annual distribution fee at the rate of 0.25% of the value of average daily net assets attributable to those shares under a Distribution Plan adopted by the Company pursuant to Rule 12b-1 under the Investment Company Act ("Distribution Plan"). With respect to Class B shares of the Funds (other than Brokerage Cash Reserves), ACI is paid an annual distribution fee at the rate of 0.75% of the value of average daily net assets attributable to those shares under a Distribution Plan. With respect to Class C shares of the Funds (other than Brokerage Cash Reserves, Money Market and the
PPFs), ACI is paid an annual distribution fee at the rate of 0.75% (0.50% for the Index Plus Funds) of the value of average daily net assets attributable to those shares under a Distribution Plan. Class B shares (other than Brokerage Cash Reserves) and Class C shares (other than Brokerage Cash Reserves, Money Market and the PPFs) each are also subject to a Shareholder Services Plan adopted pursuant to Rule 12b-1 ("Shareholder Services Plan"). Under the Class B Shareholder Services Plan, ACI is paid a servicing fee at an annual rate of 0.25% of the average daily net assets of the Class B shares of each Fund (other than Brokerage Cash Reserves). Under the Class C Shareholder Services Plan, ACI is paid a servicing fee at an annual rate of 0.25% of the average daily net assets of the Class C shares of each Fund (other than Money Market, the PPFs and Brokerage Cash Reserves). Brokerage Cash Reserves, which does not offer separate classes of shares, pays ACI an annual distribution fee at the rate of 0.50%, under a Distribution Plan, and a servicing fee at an annual rate of 0.15%, under a Shareholder Services Plan, of the value of average daily net assets attributable to its shares.

         Appendix 11 to this Proxy Statement identifies fees that have been paid by the Funds to Aeltus and ACI for administrative and distribution/shareholder services, respectively, during each Fund's most recent fiscal year. It is anticipated that these entities will continue to provide the same services to the Funds after the approval of the New Agreements.

         From time to time, Aeltus receives brokerage and research services from brokers that execute securities transactions for certain of the Funds. The commission paid by a Fund to a broker that provides such services to Aeltus may be greater than the commission would be if the Fund used a broker that does not provide the same level of brokerage and research services. Additionally, Aeltus may use such services for clients other than the specific Fund or Funds from which the related commissions are derived. The Funds have not effected any brokerage transactions in portfolio securities with Aeltus or any other affiliated person of the Company.

Interests of Executive Officers and Directors in the Transaction

         The Company's executive officers and its Directors who are affiliated with Aetna are, in certain cases, shareholders of Aetna. If the Transaction is completed, Aetna shareholders will receive one share of common stock of the health care company to be formed in connection with the Transaction and approximately $35 in cash for each share of Aetna common stock that they own. The exact amount of cash Aetna shareholders will receive for each share of Aetna common stock that they own will depend on a number of factors, including the number of shares of Aetna common stock that are outstanding as of completion of the Transaction, the amount of unpaid interest that has accrued as of the closing on certain Aetna debt to be assumed by ING and certain other matters.

         The Company's executive officers and its Directors who are affiliated with Aetna may have interests in the Transaction that are different from, or in addition to, their interests as shareholders of Aetna generally. Aetna's Board of Directors previously approved provisions to protect certain benefits of Aetna employees upon a change in control of Aetna, which includes the Transaction. The provisions provide that the Aetna severance plan (described below) will become noncancellable for a period of two years following a change in control. Also, all previously granted stock options that have not yet vested will become vested and immediately exercisable. In addition, long-term incentive awards granted under Aetna's 1996 Stock Incentive Plan and Aeltus' Equity Share Plan will vest and be paid out as a result of the Transaction. Awards granted under Aeltus' Performance Unit Incentive Compensation Plan, to the extent already vested, will be paid out as of the closing of the Transaction. In connection with the closing of the Transaction, Aetna also may pay other bonuses.

         Aetna administers a severance plan under which employees terminated by Aetna without cause may receive up to two weeks of continuing salary for every credited full year of employment to a maximum of one year's salary. In addition, when an employee's job is eliminated due to reengineering, reorganization or staff reduction efforts, an employee, including Aetna's executive officers, are eligible for an additional 13 weeks of salary continuation and outplacement assistance. Under certain circumstances, determined on a case-by-case basis, additional severance pay benefits will be granted for the purposes of inducing employment of senior officers or rewarding past service. Certain benefits continue during the severance pay and salary continuation periods.

         John Kim, President and Chief Executive Officer of Aeltus, has been informed that following the completion of the Transaction, he will assume a senior management position within the ING organization.

Evaluation by the Board

         In determining whether to approve the New Agreements and to recommend their approval to shareholders, the Board, including the Directors who are not interested persons of Aeltus (the "Independent Directors"), considered various materials and representations provided by Aeltus and ING and met with senior representatives of Aeltus and a senior representative of ING. The Independent Directors were advised by independent legal counsel throughout this process. The Company's Contracts Committee, consisting of the Independent Directors, met on September 7, 2000 and September 26, 2000, and the full Board met on September 27, 2000, to review and consider, among other things, information relating to the New Agreements.

         In preparing for the meetings, the Directors were provided with a variety of information about ING, the Transaction and Aeltus. The Directors received copies of the agreement governing the Transaction, ING's most recent financial statements and the New and Current Advisory and Subadvisory Agreements. The Directors also reviewed information concerning (1) ING's organizational structure and senior personnel; (2) ING's operations and, in particular, its mutual fund advisory and distribution activities; (3) ING's recent acquisition of ReliaStar Financial Corp.; (4) the personnel, operations and financial condition, and investment management capabilities, methodologies, and performance of Aeltus as investment adviser to the Funds; and (5) the services provided by ACI as principal underwriter to the Funds and Aeltus as administrator to the Funds, including the fees received by ACI for such distribution/shareholder services and Aeltus for such administrative services. At the meetings, the Directors were informed that (1) Aeltus and ING do not expect Fund operations to be materially affected by the Transaction and that neither entity expects there to be changes in the investment personnel primarily responsible for the management of the Funds in connection with the Transaction;
(2) the senior management personnel responsible for the management of Aeltus are expected to continue to be responsible for the management of Aeltus; (3) the compensation to be received by Aeltus under the New Agreements is the same as the compensation paid under the Current Agreements; (4) Aetna and ING will each use its reasonable best efforts to ensure that an "unfair burden" (as defined in the Investment Company Act) is not imposed on the Funds as a result of the Transaction; and (5) Aeltus intends to maintain any expense limitations currently in effect for the period contemplated by the applicable provision. The Directors were also informed of measures taken by Aeltus to ensure continuity of key personnel involved in Fund operations. In the course of their deliberations, the Directors considered, in addition to the above information and representations, (1) the commonality of the terms and provisions of the New Agreements and the Current Agreements; (2) that the terms of the New Agreements will permit the Directors to review the New Agreements again in 2001; (3) ING's general reputation and its commitment to the advisory business; (4) the potential for economies of scale to be achieved in light of existing ING businesses; (5) the nature and quality of the services rendered by Aeltus under the Current Agreements; and (6) the advantages to each Fund of maintaining Aeltus as the Fund's adviser, which would provide continued access to the demonstrated skills and capability of Aeltus' staff. In addition, the Directors reviewed the fairness of the compensation payable to Aeltus under the New Agreements.

         Based upon the foregoing information and considerations, the Board determined that each Fund's New Agreement is in the Fund's and its shareholders' best interests. Accordingly, the Directors, including the Independent Directors, unanimously voted to approve the New Agreement for each Fund and to submit the Agreement to shareholders for approval.

         The effectiveness of this Proposal No. 2 is conditioned on the consummation of the Transaction. Accordingly, in the event that the Transaction is not consummated, Aeltus will continue to manage the Funds pursuant to the Current Agreements. If the shareholders of a Fund should fail to approve the New Agreement pertaining to that Fund, the Board shall meet to consider appropriate action for that Fund.

Vote Required

         Shareholders of each Fund must separately approve the applicable New Investment Management Agreement with respect to that Fund. Approval of this Proposal No. 2 by a Fund requires an affirmative vote of the lesser of (i) 67% or more of the Fund's shares present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

     The Board recommends that shareholders vote "FOR" this Proposal No. 2.


                                 PROPOSAL NO. 3
                        APPROVAL OF SUBADVISORY AGREEMENT
                                (Technology Only)

         Shareholders of Technology are being asked to approve a new Subadvisory Agreement with Elijah Asset Management, LLC ("EAM"), for that Fund. Shareholder approval of a new Subadvisory Agreement (the "New Subadvisory Agreement") is being sought so that the management of Technology can continue uninterrupted after the Transaction, because the current Subadvisory Agreement (the "Current Subadvisory Agreement") for Technology may terminate automatically as a result of the Transaction. The form of New Subadvisory Agreement is attached to this Proxy Statement as Exhibit B and the description of its terms in this section is qualified in its entirety by reference to Exhibit B.

         While the Board is seeking shareholder approval of the New Subadvisory Agreement, this Agreement does not restrict the Board's ability to terminate or replace the subadviser for Technology at any time in the future, subject to any shareholder approval that may be required.

         The New Subadvisory Agreement must be voted upon separately by shareholders of Technology. If the New Subadvisory Agreement is approved by shareholders of Technology, it will take effect immediately after the closing of the Transaction. It will remain in effect through December 31, 2001, and, unless earlier terminated, will continue in effect from year to year thereafter, provided that each such continuance is approved at least annually (i) by the Board or by the vote of a majority of the outstanding voting securities of Technology, and, in either case, (ii) by a majority of the Company's Directors who are not parties to the New Subadvisory Agreement or "interested persons" of any such party (other than as Directors of the Company).

         At the September 27, 2000 meeting of the Board, the New Subadvisory Agreement was approved unanimously by the Board, including all of the Directors who are not interested parties to the New Subadvisory Agreement or interested persons of such parties.

Terms of the New Subadvisory Agreement

         The terms of the New Subadvisory Agreement will be the same in all material respects as those of the Current Subadvisory Agreement, except for the effective dates. In addition, the New Subadvisory Agreement incorporates immaterial changes to clarify certain provisions. The New Subadvisory Agreement, like the Current Subadvisory Agreement, requires EAM, under the supervision of Aeltus and subject to the approval and direction of the Board, to manage Technology's assets.

         The New Subadvisory Agreement states that EAM shall regularly provide investment advice with respect to the assets held by Technology and shall continuously supervise the investment and reinvestment of securities, instruments or other property (excluding cash and cash instruments) comprising the assets of Technology. In carrying out these duties, EAM is required to: (i) select the securities (other than cash instruments) to be purchased, sold or exchanged by Technology or otherwise represented in Technology's investment portfolio and regularly report thereon to Aeltus and, at the request of Aeltus, to the Board; (ii) place trade orders with broker-dealers (which may include brokers or dealers affiliated with Aeltus or EAM), subject to EAM's obligation to use its best efforts to seek to execute portfolio transactions at prices that are advantageous to Technology giving consideration to the services and research provided and at commission rates that are reasonable in relation to the benefits received; (iii) formulate and implement continuing programs for the purchase and sale of securities (other than cash instruments) and regularly report thereon to Aeltus and, at the request of Aeltus or Technology, to the Board; (iv) inform Aeltus on a daily basis of the amount of Fund assets that will need to be invested or reinvested in cash and cash instruments; and (v) establish and maintain appropriate policies and procedures including, but not limited to, a code of ethics, which are designed to ensure that the management of Technology is implemented in compliance with the Investment Company Act, the Investment Advisers Act of 1940 ("Advisers Act"), and the rules thereunder. Any investment program undertaken by EAM pursuant to the Agreement, as well as any other activities undertaken by EAM at the direction of Aeltus, on behalf of Technology, shall at all times be subject to any directives of the Board.

         Under the New Subadvisory Agreement, Aeltus retains responsibility for oversight of all activities of EAM and for monitoring its activities on behalf of Technology. Aeltus also is responsible for the investment and reinvestment of cash and cash instruments maintained by Technology. In carrying out its obligations under the New Subadvisory Agreement and the new Investment Advisory Agreement applicable to Technology, Aeltus will: (i) monitor the investment program maintained by EAM for Technology and EAM's compliance program to ensure that Technology's assets are invested in compliance with the New Subadvisory Agreement and Technology's investment objectives and policies as adopted by the Board and described in the most current effective amendment of the registration statement for Technology, as filed with the SEC under the Securities Act of 1933 and the Investment Company Act; (ii) formulate and implement continuing programs for the purchase and sale of cash and cash instruments; (iii) file all periodic reports pertaining to Technology required to be filed with the applicable regulatory authorities; (iv) review and deliver to the Board all financial, performance and other reports prepared by EAM and/or Aeltus under the provisions of the New Subadvisory Agreement or as requested by the Board; (v) maintain contact with and enter into arrangements with the custodian, transfer agent, auditors, outside counsel, and other third parties providing services to Technology; and (vi) give instructions to the custodian and/or sub-custodian of Technology concerning deliveries of securities and payments of cash for Technology, as required to carry out the investment activities of Technology as contemplated by the New Subadvisory Agreement. Under the New Subadvisory Agreement, to the extent that the Technology incurs a loss as a result of Aeltus' failure to adequately fulfill its duties thereunder, and not as a result of EAM's negligence, Aeltus agrees that it shall be solely responsible to make Technology whole.

         Under the New Subadvisory Agreement, EAM represents that it has in place compliance systems and procedures designed to meet the requirements of the Advisers Act and the Investment Company Act and it shall at all times assure that its activities in connection with managing Technology follow these procedures.

         The New Subadvisory Agreement provides that in selecting broker-dealers qualified to execute a particular equity transaction, brokers or dealers may be selected who also provide brokerage or research services (as those terms are defined in Section 28(e) of the Exchange Act) to EAM and/or the other accounts over which EAM or its affiliates exercise investment discretion. EAM is authorized to pay a broker or dealer that provides such brokerage or research services a commission for executing a portfolio transaction for Technology that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if EAM determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer and is paid in compliance with Section 28(e).

         EAM is obligated under the New Subadvisory Agreement to pay the salaries, employment benefits and other related costs of those of its personnel engaged in providing investment advice to Technology, but is not responsible for any other expenses related to the operation of Technology.

         EAM's services with respect to Technology are not to be deemed to be exclusive, and EAM shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities.

         The fees payable to EAM, which are paid by Aeltus and not by Technology, will remain the same under the New Subadvisory Agreement. The New Subadvisory Agreement provides for the payment of an annual fee equal to 0.50% of the average daily net assets in Technology.

         Like the Current Subadvisory Agreement, the New Subadvisory Agreement provides that EAM shall be liable to Technology and Aeltus, and shall indemnify Technology and Aeltus for any losses incurred by Technology or Aeltus whether in the purchase, holding, or sale of any security or otherwise, to the extent that such losses resulted from an act or omission on the part of EAM or its officers, directors or employees, that is found to involve willful misfeasance, bad faith or negligence, or reckless disregard by EAM of its duties under the New
Subadvisory Agreement, in connection with the services rendered by EAM thereunder. Aeltus shall be liable to Technology and EAM, and shall indemnify Technology and EAM for any losses incurred by Technology or EAM whether in the purchase, holding, or sale of any security or otherwise, to the extent that such losses resulted from an act or omission on the part of Aeltus or its officers, directors or employees, that is found to involve willful misfeasance, bad faith or negligence, or reckless disregard by Aeltus of its duties under the New Subadvisory Agreement, in connection with the services rendered by Aeltus thereunder. Nothing in the New Subadvisory Agreement shall relieve Aeltus of its responsibilities to Technology, as set forth in the new Investment Advisory Agreement.

         The New Subadvisory Agreement may be terminated (i) at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of the outstanding voting securities of Technology; or (ii) by EAM on sixty (60) days' written notice to both Aeltus and Technology, unless written notice is waived by the party(ies) required to be notified; or (iii) automatically in the event there is an "assignment" of this Agreement, as defined in Section 2(a)(4) of the Investment Company Act.

Information about EAM

          Elijah Asset Management, Inc., 100 Pine Street, Suite 420, San Francisco, California 94111, a Delaware limited liability company formed in January 1999, currently manages over $1.5 billion. Aeltus owns 24.9% of the outstanding voting interests of EAM. Ronald E. Elijah owns 75.1% of the outstanding voting interests of EAM. Please refer to Appendix 12 for information concerning EAM's officers. EAM is registered with the SEC as an investment adviser.

         EAM provides investment advisory services for public and private investment funds, institutions, offshore funds, high net worth individuals and others. EAM also serves as subadviser to RS Information Age Fund, a registered investment company not part of the Aetna fund complex with assets of $375,021,878 as of July 31, 2000 that has an investment objective similar to that of Technology. For the services it provides to RS Information Age Fund, EAM receives an annual subadvisory fee equal to 0.50% of the fund's average daily net assets. EAM has not waived, reduced or otherwise agreed to reduce its compensation from RS Information Age Fund.

         EAM has managed Technology pursuant to the Current Subadvisory Agreement dated January 19, 2000. The Subadvisory Agreement was last approved by the Board on December 15, 1999 and by the sole initial shareholder of Technology effective February 29, 2000. No fees were received by EAM for the fiscal year ended October 31, 1999, since Technology commenced operations on March 1, 2000.

         From time to time, EAM receives brokerage and research services from brokers that execute securities transactions for Technology. The commission paid by Technology to a broker that provides such services to EAM may be greater than the commission would be if Technology used a broker that does not provide the same level of brokerage and research services. Additionally, EAM may use such services for clients other than Technology. Technology has not effected any brokerage transactions in portfolio securities with Aeltus, EAM or any other affiliated person of the Company.

Evaluation by the Board

         In determining whether or not it was appropriate to approve the New Subadvisory Agreement for Technology and to recommend its approval to shareholders, the Board considered, among other things, the fact that Technology will continue to be managed by EAM, that the compensation to be received by EAM under the New Subadvisory Agreement is the same as the compensation paid under the Current Subadvisory Agreement, that the other terms of the New Subadvisory Agreement are substantially similar to those of the Current Subadvisory Agreement and that the Transaction is not otherwise expected to have any effect on services rendered by EAM. Further, the Board considered (1) the nature and quality of the services rendered by EAM under the Current Subadvisory Agreement;
(2) the fairness of the compensation payable to EAM under the New Subadvisory Agreement; (3) the results achieved by EAM for Technology; and (4) the personnel, operations and financial condition, and investment management capabilities, methodologies, and performance of EAM. The Board also noted the factors cited in the preceding Proposal with respect to ING, Aeltus and the approval of a New Agreement for Technology and the advantages to Technology of maintaining EAM as the Fund's subadviser, which would provide continued access to the demonstrated skills and capability of EAM's staff.

         Based upon its review, the Board has determined that, by approving the New Subadvisory Agreement, Technology can best be assured that services from EAM will be provided without interruption. The Board believes that retaining EAM is in the best interests of Technology and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board unanimously approved the New Subadvisory Agreement and voted to recommend its approval by Technology's shareholders.

         The effectiveness of this Proposal No. 3 is conditioned on the consummation of the Transaction. Accordingly, in the event that the Transaction is not consummated, EAM will continue to manage Technology pursuant to the Current Subadvisory Agreement. If the shareholders of Technology should fail to approve the New Subadvisory Agreement, the Board shall meet to consider appropriate action.

Vote Required

         Approval of this Proposal No. 3 by Technology requires an affirmative vote of the lesser of (i) 67% or more of Technology's shares present at the Special Meeting if more than 50% of the outstanding shares of Technology are present or represented by proxy, or (ii) more than 50% of the outstanding shares of Technology.

      The Board recommends that shareholders of Technology vote "FOR" this
                                 Proposal No. 3.


                                 PROPOSAL NO. 4
                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         The Funds are being asked to ratify the selection of the accounting firm of KPMG LLP ("KPMG") to act as the independent auditors for the Company for the fiscal year ending October 31, 2001.

         At a meeting of the Board held on September 27, 2000, the Board, including a majority of Independent Directors, selected KPMG to act as the independent auditors for the fiscal year ending October 31, 2001.

         KPMG or its predecessor has served as independent auditors for the Company with respect to its financial statements since the Company's inception.

         KPMG has advised the Company that it is an independent auditing firm and has no direct financial or material indirect financial interest in the Company. Representatives of KPMG are not expected to be at the Special Meeting, but have been given the opportunity to make a statement if they wish, and will be available telephonically should any matter arise requiring their participation.

Vote Required

         The affirmative vote of a majority of the shares of the Company voted at the Special Meeting is required to approve this Proposal No. 4.

     The Board recommends that shareholders vote "FOR" this Proposal No. 4.


                               GENERAL INFORMATION

Other Matters to Come Before the Meeting

         Management of the Funds does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Section 15(f) of the Investment Company Act

         ING and Aetna have agreed to use their reasonable best efforts to assure compliance with the conditions of Section 15(f) of the Investment Company Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any affiliated persons thereof to receive any amount or benefit in connection with a transaction that results in a change in control of or identity of the investment adviser to an investment company as long as two conditions are met. First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change in control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the Investment Company Act, the term "unfair burden" includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). Second, during the three year period immediately following the change in control, at least 75% of an investment company's board of directors must not be "interested persons" of the investment adviser or the predecessor investment adviser within the meaning of the Investment Company Act.

Voting Rights

         Shareholders of record on September 27, 2000 (the "record date") are entitled to be present and to vote at the Special Meeting or any adjourned meeting. As of the record date, each Fund (other than the PPFs and Brokerage Cash Reserves) offered four classes of shares to the public: Class A, Class B, Class C and Class I shares. The Principal Protection Funds offered two classes of shares: Class A and Class B shares. Each class of shares has the same rights, privileges and preferences, except with respect to: (a) the effect of sales charges, if any; (b) the different distribution and/or service fees, if any, borne by each class; (c) the expenses allocable exclusively to each class; (d) voting rights on matters exclusively affecting a single class; and (e) the exchange privilege of each class. Brokerage Cash Reserves did not offer separate classes of shares. Appendix 1 sets forth the number of shares of each class of each Fund issued and outstanding as of the record date. Shareholders of each Fund will vote on each applicable Proposal as a single class regardless of the class of shares they own.

         The presence in person or by proxy of a Fund's shareholders entitled to cast a majority in number of votes is necessary to constitute a quorum for the transaction of business. In the event that a quorum of shareholders is not represented at the Special Meeting with respect to one or more Funds, the Meeting may be adjourned by a majority of the applicable Fund's shareholders present in person or by proxy until a quorum exists. If there are insufficient votes to approve a Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than 120 days after the record date). Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

         For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted in favor of the Proposal. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, Proposals 1 and 4, and will have the effect of a "no" vote on Proposals 2 and 3.

         The Funds expect that, before the Special Meeting, broker-dealer firms holding shares of the Funds in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Funds understand that the broker-dealers that are members of the New York Stock Exchange may vote on the items to be considered at the Special Meeting on behalf of their customers and beneficial owners under rules of the New York Stock Exchange.

         Some shares of a Fund may be held by Aetna affiliates in various capacities and will be voted in the following manner: shares of a Fund owned beneficially by an Aetna affiliate as an initial capital investment in a Fund or other direct investment of the Aetna affiliate will be voted with respect to a Proposal in the same proportion as shares held by other shareholders of that Fund. Shares of a Fund held of record by an Aetna affiliate as trustee or custodian in connection with an employee benefit plan will only be voted in accordance with actual instructions received from such employee benefit plan or, under some plans, the plan participants. With respect to shares of a Fund held by Aetna Life Insurance and Annuity Company ("ALIAC") in its Variable Annuity Account F as depositor under variable annuity contracts, this Proxy Statement is used to solicit instructions for voting shares of each Fund relating to such contract holders' interests in each Fund. ALIAC will only vote shares of each Fund held through Variable Annuity Account F in accordance with actual instructions from such contract holders and will not vote shares for which no instructions are received.

         The number of shares that you may vote is the total of the number shown on the proxy card accompanying this Proxy Statement. Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share held. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Company at the address shown at the beginning of this Proxy Statement) or in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Company.

Beneficial Owners

         To the best of the Company's knowledge, as of August 31, 2000, no person owned beneficially more than 5% of any class of any Fund, except as set forth in Appendix 2.

Expenses

         Aeltus, ING, and/or one or more of their affiliates will pay the expenses of the Funds in connection with this Notice and Proxy Statement and the Special Meeting, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses. The Funds will not bear the expenses of the Proxy Statement.

Additional Proxy Solicitation Information

         In addition to solicitation by mail, certain officers and representatives of the Company, officers and employees of Aeltus and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

         Georgeson Shareholder Communications Inc. (the "Solicitor") has been engaged to assist in the solicitation of proxies, at an estimated cost of $60,000. As noted above, this cost will be borne by Aeltus, ING and/or one or more of their affiliates, not by the Funds. As the date of the Special Meeting approaches, certain Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of a Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

         In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to the Solicitor, then the Solicitor representative has the responsibility to explain the process, read the Proposals on the proxy card(s), and ask for the shareholder's instructions on the Proposals. Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. The Solicitor will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

         If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card(s) originally sent with the Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact the Solicitor toll-free at 1-800-646-8155. As explained above, any proxy given by a shareholder is revocable until voted at the Special Meeting.

         Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each proxy card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposals. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions.

Shareholder Proposals

         The Funds are not required to hold annual meetings of shareholders and currently do not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act. A shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders must be submitted a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is submitted in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

         Please complete the enclosed proxy card(s) and return the card(s) promptly in the enclosed self-addressed, postage-paid envelope.

                                            By Order of the Board,


                                            Daniel E. Burton
                                            Secretary

                                    EXHIBIT A

                                   FORM OF NEW
                          INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT is made by and between AELTUS INVESTMENT MANAGEMENT, INC., a Connecticut corporation (the "Adviser"), and AETNA SERIES FUND, INC., a Maryland corporation (the "Fund"), on behalf of its series, [Aetna [ ] Fund [I/II/III/IV]][Brokerage Cash Reserves] (the "Series"), as of the date set forth above the parties' signatures.

                               W I T N E S S E T H

WHEREAS, the Fund is registered with the Securities and Exchange Commission (the "Commission") as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "1940 Act"); and

WHEREAS, the Fund has established the Series; and

WHEREAS, the Adviser is registered with the Commission as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"), and is in the business of acting as an investment adviser; and

WHEREAS, the Fund, on behalf of the Series, and the Adviser desire to enter into an agreement to provide for investment advisory and management services for the Series on the terms and conditions hereinafter set forth;

NOW THEREFORE, the parties agree as follows:

I.   APPOINTMENT AND OBLIGATIONS OF THE ADVISER

Subject to the terms and conditions of this Agreement and the policies and control of the Fund's Board of Directors (the "Board"), the Fund, on behalf of the Series, hereby appoints the Adviser to serve as the investment adviser to the Series, to provide the investment advisory services set forth below in
Section II. The Adviser agrees that, except as required to carry out its duties under this Agreement or otherwise expressly authorized, it is acting as an independent contractor and not as an agent of the Series and has no authority to act for or represent the Series in any way.

II.  DUTIES OF THE ADVISER

In carrying out the terms of this Agreement, the Adviser shall do the following:

          1. supervise all aspects of the operations of the Series;

          2. select the securities to be purchased, sold or exchanged by the Series or otherwise represented in the Series' investment portfolio, place trades for all such securities and regularly report thereon to the Board;

          3. formulate and implement continuing programs for the purchase and sale of securities and regularly report thereon to the Board;

          4. obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally, the Series, securities held by or under consideration for the Series, or the issuers of those securities;

          5. provide economic research and securities analyses as the Adviser considers necessary or advisable in connection with the Adviser's performance of its duties hereunder;

          6. obtain the services of, contract with, and provide instructions to custodians and/or subcustodians of the Series' securities, transfer agents, dividend paying agents, pricing services and other service providers as are necessary to carry out the terms of this Agreement; and

          7. take any other actions which appear to the Adviser and the Board necessary to carry into effect the purposes of this Agreement.

III.     REPRESENTATIONS AND WARRANTIES

A.       Representations and Warranties of the Adviser

         The Adviser hereby represents and warrants to the Fund as follows:

          1. Due Incorporation and Organization. The Adviser is duly organized and is in good standing under the laws of the State of Connecticut and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

          2. Registration. The Adviser is registered as an investment adviser with the Commission under the Advisers Act. The Adviser shall maintain such registration in effect at all times during the term of this Agreement.

          3. Best Efforts. The Adviser at all times shall provide its best judgment and effort to the Series in carrying out its obligations hereunder.

B.       Representations and Warranties of the Series and the Fund

         The Fund, on behalf of the Series, hereby represents and warrants to the Adviser as follows:

          1. Due Incorporation and Organization. The Fund has been duly incorporated under the laws of the State of Maryland and it is authorized to enter into this Agreement and carry out its obligations hereunder.

          2. Registration. The Fund is registered as an investment company with the Commission under the 1940 Act and shares of the Series are registered or qualified for offer and sale to the public under the Securities Act of 1933 and all applicable state securities laws. Such registrations or qualifications will be kept in effect during the term of this Agreement.

IV.      DELEGATION OF RESPONSIBILITIES

         Subject to the approval of the Board and the shareholders of the Series, the Adviser may enter into a Subadvisory Agreement to engage a subadviser to the Adviser with respect to the Series.

V.       BROKER-DEALER RELATIONSHIPS

A.       Series Trades

         The Adviser shall place all orders for the purchase and sale of portfolio securities for the Series with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices that are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received.

B.       Selection of Broker-Dealers

         In selecting broker-dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage or research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Adviser and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage or research services a commission for executing a portfolio transaction for the Series that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer and is paid in compliance with Section 28(e). This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Adviser may consider the sale of shares of the Series and of other investment companies advised by the Adviser as a factor in the selection of brokers or dealers to effect transactions for the Series, subject to the Adviser's duty to seek best execution. The Adviser may also select brokers or dealers to effect transactions for the Series that provide payment for expenses of the Series. The Board shall periodically review the commissions paid by the Series to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received.

VI.      CONTROL BY THE BOARD

         Any investment program undertaken by the Adviser pursuant to this Agreement, as well as any other activities undertaken by the Adviser on behalf of the Series pursuant thereto, shall at all times be subject to any directives of the Board.

VII.              COMPLIANCE WITH APPLICABLE REQUIREMENTS

         In carrying out its obligations under this Agreement, the Adviser shall at all times conform to:

          1. all applicable provisions of the 1940 Act;

          2. the provisions of the current Registration Statement of the Fund;

          3. the provisions of the Fund's Articles of Incorporation, as amended;

          4. the provisions of the Bylaws of the Fund, as amended; and

          5. any other applicable provisions of state and federal law.

VIII.    COMPENSATION

         [Following Two Paragraphs:  PPFs I, II, III and IV only]
         For the services to be rendered, the facilities furnished and the expenses assumed by the Adviser, the Fund, on behalf of the Series, shall pay to the Adviser an annual fee, payable monthly, equal to 0.25% of the average daily net assets of the Series during the offering period and equal to 0.65% of the average daily net assets of the Series during the guarantee period.

         Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily at the rate of 1/365 (1/366 in the event of a leap year) of 0.25% of the daily net assets of the Series during the offering period and at the rate of 1/365 (1/366 in the event of a leap year) of 0.65% of the daily net assets of the Series during the guarantee period. If this Agreement becomes effective subsequent to the first day of a month or terminates before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees set forth above. Subject to the provisions of
         Section X hereof, payment of the Adviser's compensation for the preceding month shall be made as promptly as possible.

         [All Other Funds]
         For the services to be rendered, the facilities furnished and the expenses assumed by the Adviser, the Fund, on behalf of the Series, shall pay to the Adviser an annual fee, payable monthly, based upon the following average daily net assets of the Series:

         Asset Size of Series                    Fee

              [Please refer to Appendix 6 for each Fund's fee rate]

         Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily at the rate of 1/365 (1/366 in the event of a leap year) of the annual advisory fee applied to the daily net assets of the Series. If this Agreement becomes effective subsequent to the first day of a month or terminates before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees set forth above. Subject to the provisions of
         Section X hereof, payment of the Adviser's compensation for the preceding month shall be made as promptly as possible.

IX.      EXPENSES

         The expenses in connection with the management of the Series shall be allocated between the Series and the Adviser as follows:

A.       Expenses of the Adviser

         The Adviser shall pay:

          1. the salaries, employment benefits and other related costs and expenses of those of its personnel engaged in providing investment advice to the Series, including without limitation, office space, office equipment, telephone and postage costs; and

          2. all fees and expenses of all directors, officers and employees, if any, of the Fund who are employees of the Adviser, including any salaries and employment benefits payable to those persons.

B.       Expenses of the Series

         The Series shall pay:

          1. investment advisory fees pursuant to this Agreement;

          2. brokers' commissions, issue and transfer taxes or other transaction fees payable in connection with any transactions in the securities in the Series' investment portfolio or other investment transactions incurred in managing the Series' assets, including portions of commissions that may be paid to reflect brokerage research services provided to the Adviser;

          3. fees and expenses of the Series' independent accountants and legal counsel and the independent directors' legal counsel;

          4. fees and expenses of any administrator, transfer agent, custodian, dividend, accounting, pricing or disbursing agent of the Series;

          5. interest and taxes;

          6. fees and expenses of any membership in the Investment Company Institute or any similar organization in which the Board deems it advisable for the Fund to maintain membership;

          7. insurance premiums on property or personnel (including officers and directors) of the Fund;

          8. all fees and expenses of the Fund's directors, who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Adviser;

          9. expenses of preparing, printing and distributing proxies, proxy statements, prospectuses and reports to shareholders of the Series, except for those expenses paid by third parties in connection with the distribution of Series shares and all costs and expenses of shareholders' meetings;

          10.  all   expenses   incident  to  the   payment  of  any   dividend,
distribution, withdrawal or redemption, whether in shares of the Series or in cash;

          11. costs and expenses (other than those detailed in paragraph 9 above) of promoting the sale of shares in the Series, including preparing prospectuses and reports to shareholders of the Series, provided, nothing in this Agreement shall prevent the charging of such costs to third parties involved in the distribution and sale of Series shares;

          12. fees payable by the Series to the Commission or to any state securities regulator or other regulatory authority for the registration of shares of the Series in any state or territory of the United States or of the District of Columbia;

          13. all costs attributable to investor services, administering shareholder accounts and handling shareholder relations, (including, without limitation, telephone and personnel expenses), which costs may also be charged to third parties by the Adviser; and

          14. any other ordinary, routine expenses incurred in the management of the Series' assets, and any nonrecurring or extraordinary expenses, including organizational expenses, litigation affecting the Series and any indemnification by the Fund of its officers, directors or agents.

[Following Two Paragraphs: All Funds except Growth, Growth and Income, and Balanced] Notwithstanding the above, the Adviser may waive a portion or all of the fees it is entitled to receive.

In addition, the Adviser may reimburse the Fund, on behalf of a Series, for expenses allocated to a Series.

[Following Paragraph:  Brokerage Cash Reserves only]
The Adviser has agreed to waive fees and/or reimburse expenses so that the total annual operating expenses do not exceed 0.95% of the average daily net assets.

[Following Paragraph:  PPFs I, II, III and IV only]
The Adviser has agreed to waive fees and/or reimburse expenses so that the total annual operating expenses (excluding distribution and shareholder service fees) do not exceed 1.25% of the average daily net assets.

[Please refer to Appendix 7 for information concerning expense limitation levels for the following Funds.]

[Following Paragraph: Technology, Index Plus Large Cap, Index Plus Mid Cap, Index Plus Small Cap, Value Opportunity, Crossroads, Ascent, Legacy, Small Company, Aetna Government Fund, International, and Bond Fund only] The Adviser has agreed to waive fees and/or reimburse expenses through December 31, 2001 so that the total annual operating expenses (excluding distribution and shareholder service fees) do not exceed [ ]% of the average daily net assets.

X.      ADDITIONAL SERVICES

Upon the request of the Board, the Adviser may perform certain accounting, shareholder servicing or other administrative services on behalf of the Series that are not required by this Agreement. Such services will be performed on behalf of the Series and the Adviser may receive from the Series such reimbursement for costs or reasonable compensation for such services as may be agreed upon between the Adviser and the Board on a finding by the Board that the provision of such services by the Adviser is in the best interests of the Series and its shareholders. Payment or assumption by the Adviser of any Series expense that the Adviser is not otherwise required to pay or assume under this Agreement shall not relieve the Adviser of any of its obligations to the Series nor obligate the Adviser to pay or assume any similar Series expense on any subsequent occasions.

XI.     NONEXCLUSIVITY

The services of the Adviser to the Series are not to be deemed to be exclusive, and the Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers and directors of the Adviser may serve as officers or directors of the Fund, and that officers or directors of the Fund may serve as officers or directors of the Adviser to the extent permitted by law; and that the officers and directors of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment companies.

XII.    TERM

         This Agreement shall become effective on ________________, 200__ and shall remain in force and effect through December 31, 2001 unless earlier terminated under the provisions of Article XIV.

XIII.    RENEWAL

Following the expiration of its initial term, the Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

          1. a. by the Board, or

          b. by the vote of a majority of the Series' outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), and

          2. by the affirmative vote of a majority of the directors who are not parties to this Agreement or interested persons of a party to this Agreement (other than as a director of the Fund), by votes cast in person at a meeting specifically called for such purpose.

XIV.     TERMINATION

This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of the Series' outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), or by the Adviser, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party required to be notified. This Agreement shall automatically terminate in the event of its "assignment" (as defined in Section 2(a)(4) of the 1940 Act).

XV.      LIABILITY

The Adviser shall be liable to the Fund and shall indemnify the Fund for any losses incurred by the Fund, whether in the purchase, holding or sale of any security or otherwise, to the extent that such losses resulted from an act or omission on the part of the Adviser or its officers, directors or employees, that is found to involve willful misfeasance, bad faith or negligence, or reckless disregard by the Adviser of its duties under this Agreement, in connection with the services rendered by the Adviser hereunder.

XVI.     NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered, mailed postage paid, or sent by other delivery service, or by facsimile transmission to each party at such address as each party may designate for the receipt of notice. Until further notice, such addresses shall be:

if to the Fund, on behalf of the Series:

10 State House Square
Hartford, Connecticut 06103
Fax number 860/275-2158
Attention:  President

if to the Adviser:

10 State House Square
Hartford, Connecticut 06103
Fax number 860/275-4440
Attention:  President or Chief Compliance Officer

XVII.    QUESTIONS OF INTERPRETATION

This Agreement shall be governed by the laws of the State of Connecticut. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules or orders of the Securities and Exchange Commission issued pursuant to the 1940 Act, or contained in no-action and interpretive positions taken by the Commission staff. In addition, where the effect of a requirement of the 1940 Act reflected in the provisions of this Agreement is revised by rule or order of the Commission, such provisions shall be deemed to incorporate the effect of such rule or order.

XVIII.   SERVICE MARK

The service mark of the Fund and the Series and the name "Aetna" have been adopted by the Fund with the permission of Aetna Services, Inc. (formerly known as Aetna Life and Casualty Company) and their continued use is subject to the right of Aetna Services, Inc. to withdraw this permission in the event the Adviser or another affiliated corporation of Aetna Services, Inc. should not be the investment adviser of the Series.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the _____ day of ______________, 200__.

                                            Aeltus Investment Management, Inc.

                                            By:
Attest:                                     Name:
Name:                                       Title:
Title:


                                           Aetna Series Fund, Inc.
                                           on behalf of its series,
                                           [Aetna [  ] Fund [I/II/III/IV]]
                                           [Brokerage Cash Reserves]

                                                              By:
Attest:                                                       Name:
Name:                                                         Title:
Title:

                                    EXHIBIT B

                                   FORM OF NEW

                              SUBADVISORY AGREEMENT

THIS AGREEMENT is made by and among AELTUS INVESTMENT MANAGEMENT, INC., a Connecticut corporation (the "Adviser"), AETNA SERIES FUND, INC., a Maryland Corporation (the "Fund"), on behalf of its AETNA TECHNOLOGY FUND (the "Series") and Elijah Asset Management, LLC, a Delaware limited liability company (the "Subadviser"), as of the date set forth below.

                               W I T N E S S E T H

WHEREAS, the Fund is registered with the Securities and Exchange Commission (the "Commission") as an open-end, diversified, management investment company consisting of multiple investment portfolios, under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, pursuant to authority granted by the Fund's Articles of Incorporation, the Fund has established the Series as a separate investment portfolio; and

WHEREAS, both the Adviser and the Subadviser are registered with the Commission as investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and both are in the business of acting as investment advisers; and

WHEREAS, the Adviser has entered into an Investment Advisory Agreement with the Fund, on behalf of the Series (the "Investment Advisory Agreement"), which appoints the Adviser as the investment adviser for the Series; and

WHEREAS, the Investment Advisory Agreement authorizes the Adviser to delegate all or a portion of its obligations under the Investment Advisory Agreement to a subadviser;

NOW THEREFORE, the parties agree as follows:

I.    APPOINTMENT AND OBLIGATIONS OF THE ADVISER

Subject to the terms and conditions of this Agreement, the Adviser and the Fund, on behalf of the Series, hereby appoint the Subadviser to manage the assets of the Series as set forth below in Section II, under the supervision of the Adviser and subject to the approval and direction of the Fund's Board of Directors (the "Board"). The Subadviser hereby accepts such appointment and agrees that it shall, for all purposes herein, undertake such obligations as an independent contractor and not as an agent of the Adviser. The Subadviser agrees that except as required to carry out its duties under this Agreement or as otherwise expressly authorized, it has no authority to act for or represent the Series, the Fund or the Adviser in any way. The Subadviser agrees that the Adviser shall have the right at all times upon reasonable notice to inspect the offices and the records of the Subadviser that relate to the Subadviser's performance of this Agreement.

II.    DUTIES OF THE SUBADVISER AND THE ADVISER

A.                Duties of the Subadviser

         The Subadviser shall regularly provide investment advice with respect to the assets held by the Series and shall continuously supervise the investment and reinvestment of securities, instruments or other property (excluding cash and cash instruments) comprising the assets of the Series. In carrying out these duties, the Subadviser shall:

          1. select the securities (other than cash instruments) to be purchased, sold or exchanged by the Series or otherwise represented in the Series' investment portfolio and regularly report thereon to the Adviser and, at the request of the Adviser, to the Board;

          2. place trade orders with broker-dealers, which may include brokers or dealers affiliated with the Subadviser or the Adviser. The Subadviser shall use its best efforts to seek to execute portfolio transactions at prices that are advantageous to the Series giving consideration to the services and research provided and at commission rates that are reasonable in relation to the benefits received;

          3. formulate and implement continuing programs for the purchase and sale of securities (other than cash instruments) and regularly report thereon to the Adviser and, at the request of the Adviser or the Series, to the Board;

          4. inform the Adviser on a daily basis of the amount of Series assets that will need to be invested or reinvested in cash and cash instruments; and

          5. establish and maintain appropriate policies and procedures including, but not limited to, a code of ethics, which are designed to ensure that the management of the Series is implemented in compliance with the 1940 Act, the Advisers Act, and the rules thereunder.

B.     Duties of the Adviser

         The Adviser shall retain responsibility for oversight of all activities of the Subadviser and for monitoring its activities on behalf of the Series. The Adviser also is responsible for the investment and reinvestment of cash and cash instruments maintained by the Series. In carrying out its obligations under this Agreement and the Investment Advisory Agreement, the Adviser shall:

          1. monitor the investment program maintained by the Subadviser for the Series and the Subadviser's compliance program to ensure that the Series' assets are invested in compliance with the Subadvisory Agreement and the Series' investment objectives and policies as adopted by the Board and described in the most current effective amendment of the registration statement for the Fund, as filed with the Commission under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act ("Registration Statement");

          2. formulate and implement continuing programs for the purchase and sale of cash and cash instruments;

          3. file all periodic reports pertaining to the Series required to be filed with the applicable regulatory authorities;

          4. review and deliver to the Board all financial, performance and other reports prepared by the Subadviser and/or Adviser under the provisions of this Agreement or as requested by the Board;

          5. maintain contact with and enter into arrangements with the custodian, transfer agent, auditors, outside counsel, and other third parties providing services to the Series; and

          6. give instructions to the custodian and/or sub-custodian of the Series, concerning deliveries of securities and payments of cash for the Series, as required to carry out the investment activities of the Series as contemplated by this Agreement.

         To the extent that the Series incurs a loss as a result of the Adviser's failure to adequately fulfill its duties hereunder, and not as a result of the Subadviser's negligence, the Adviser agrees that it shall be solely responsible to make the Series whole.

III.    Representations and Warranties

A.      Representations and Warranties of the Subadviser

         The Subadviser hereby represents and warrants to the Fund and Adviser as follows:

          1. Due Organization and Authorization. The Subadviser is duly organized and is in good standing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

          2. Registration. The Subadviser is registered as an investment adviser with the Commission under the Advisers Act. The Subadviser shall maintain such registration in effect at all times during the term of this Agreement.

          3. Regulatory Orders. The Subadviser is not subject to any stop orders, injunctions or other orders of any regulatory authority affecting its ability to carry out the terms of this Agreement. The Subadviser will notify the Adviser and the Series immediately if any such order is issued or if any proceeding is commenced that could result in such an order.

          4. Compliance. The Subadviser has in place compliance systems and procedures designed to meet the requirements of the Advisers Act and the 1940 Act and it shall at all times assure that its activities in connection with managing the Series follow these procedures.

B.     Representations and Warranties of the Adviser

         The Adviser hereby represents and warrants to the Subadviser as follows:

          1. Due Organization and Authorization. The Adviser is duly organized and is in good standing under the laws of the State of Connecticut and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

          2. Registration. The Adviser is registered as an investment adviser with the Commission under the Advisers Act. The Adviser shall maintain such registration or license in effect at all times during the term of this Agreement.

          3. Regulatory Orders. The Adviser is not subject to any stop orders, injunctions or other orders of any regulatory authority affecting its ability to carry out the terms of this Agreement. The Adviser will notify the Subadviser and the Series immediately if any such order is issued or if any proceeding is commenced that could result in such an order.

          4. Compliance. The Adviser has in place compliance systems and procedures designed to meet the requirements of the Advisers Act and the 1940 Act and it shall at all times assure that its activities in connection with managing the Series follow these procedures.

C.      Representations and Warranties of the Fund

         The Fund hereby represents and warrants to the Adviser and Subadviser as follows:

          1. Due Organization and Authorization. The Fund has been duly incorporated as a Corporation under the laws of the State of Maryland and it is authorized to enter into this Agreement and carry out its obligations hereunder.

          2. Registration. The Fund is registered as an investment company with the Commission under the 1940 Act and shares of the Fund are registered or qualified for offer and sale to the public under the 1933 Act and all applicable state securities laws. Such registrations or qualifications will be kept in effect during the term of this Agreement.

IV.     BROKER-DEALER RELATIONSHIPS

         In selecting broker-dealers qualified to execute a particular equity transaction, brokers or dealers may be selected who also provide brokerage or research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Subadviser and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer that provides such brokerage or research services a commission for executing a portfolio transaction for the Series that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer and is paid in compliance with Section 28(e). This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Subadviser may consider the sale of shares of the Series and of other investment companies advised by the Adviser as a factor in the selection of brokers or dealers to effect transactions for the Series, subject to the Subadviser's duty to seek best execution. The Subadviser may also select brokers or dealers to effect transactions for the Series that provide payment for expenses of the Series. The Board shall periodically review the commissions paid by the Series to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received.

V.      CONTROL BY THE BOARD OF DIRECTORS

Any investment program undertaken by the Subadviser pursuant to this Agreement, as well as any other activities undertaken by the Subadviser at the direction of the Adviser on behalf of the Series, shall at all times be subject to any directives of the Board.

VI.   COMPLIANCE WITH APPLICABLE REQUIREMENTS

In carrying out its obligations under this Agreement, the Adviser and Subadviser shall at all times conform to:

          1. all applicable provisions of the 1940 Act, the Advisers Act and any rules and regulations adopted thereunder;

          2. all policies and procedures of the Series as adopted by the Board and as described in the Registration Statement;

          3. the provisions of the Articles of Incorporation of the Fund, as amended from time to time;

          4. the provisions of the Bylaws of the Fund, as amended from time to time; and

          5. any other applicable provisions of state or federal law.

VII.    COMPENSATION

The Adviser shall pay the Subadviser, as compensation for services rendered hereunder, from its own assets, an annual fee equal to 0.50% of the average daily net assets in the Series. The fee shall be payable monthly. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily at the rate of 1/365 (1/366 in the event of a leap year) of the annual fee applied to the daily net assets of the Series. If this Agreement becomes effective subsequent to the first day of a month or shall terminate prior to the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees set forth above.

VIII.   ALLOCATION OF EXPENSES

The Subadviser shall pay the salaries, employment benefits and other related costs of those of its personnel engaged in providing investment advice to the Series hereunder, including, but not limited to, office space, office equipment, telephone and postage costs. The Subadviser shall not be responsible for any other expenses related to the operation of the Fund.

IX.   NONEXCLUSIVITY

The services of the Subadviser with respect to the Series are not to be deemed to be exclusive, and the Subadviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood that officers or directors of the Subadviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

X.   TERM

This Agreement shall become effective at the close of business on the date hereof and shall remain in force and effect through December 31, 2001, unless earlier terminated under the provisions of Article XI. Following the expiration of its initial term, the Agreement shall continue in force and effect for one year periods, provided such continuance is specifically approved at least annually:

          1. (a) by the Board or (b) by the vote of a majority of the Series' outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), and

          2. by the affirmative vote of a majority of the directors who are not parties to this Agreement or interested persons of a party to this Agreement (other than as a director of the Fund), by votes cast in person at a meeting specifically called for such purpose.

XI.      TERMINATION

This Agreement may be terminated:

          1. at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of the outstanding voting securities of the Series;

          2. by the Subadviser on sixty (60) days' written notice to both the Adviser and the Fund, unless written notice is waived by the party(ies) required to be notified; or

          3. automatically in the event there is an "assignment" of this Agreement, as defined in Section 2(a)(4) of the 1940 Act.

XII.     LIABILITY

The Subadviser shall be liable to the Series and the Adviser, and shall indemnify the Series and the Adviser for any losses incurred by the Series or the Adviser whether in the purchase, holding, or sale of any security or otherwise, to the extent that such losses resulted from an act or omission on the part of the Subadviser or its officers, directors or employees, that is found to involve willful misfeasance, bad faith or negligence, or reckless disregard by the Subadviser of its duties under this Agreement, in connection with the services rendered by the Subadviser hereunder.

The Adviser shall be liable to the Series and the Subadviser, and shall indemnify the Series and the Subadviser for any losses incurred by the Series or the Subadviser whether in the purchase, holding, or sale of any security or otherwise, to the extent that such losses resulted from an act or omission on the part of the Adviser or its officers, directors or employees, that is found to involve willful misfeasance, bad faith or negligence, or reckless disregard by the Adviser of its duties under this Agreement, in connection with the services rendered by the Adviser hereunder.

Nothing herein shall relieve the Adviser of its responsibilities to the Fund, as set forth in the Investment Advisory Agreement.

XIII.  NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered, mailed postage paid, or sent by other delivery service, or by facsimile transmission to each party at such address as each party may designate for the receipt of notice. Until further notice, such address shall be:

         if to the Fund, on behalf of the Series or the Adviser:

         10 State House Square, SH11
         Hartford, Connecticut 06103-3602
         Fax number: 860/275-2158
         Attn: Secretary

         if to the Subadviser:

         100 Pine Street, Suite 420
         San Francisco, California 94111
         Fax number: 415/274-2461
         Attention: Chief Executive Officer


XIV.    QUESTIONS OF INTERPRETATION

This Agreement shall be governed by the laws of the State of Connecticut. Either party shall have the right to require that any dispute arising under the Agreement be submitted to binding arbitration at the American Arbitration Association ("AAA") located in New York, New York, in accordance with the AAA's applicable rules and procedures for dispute resolution.

XV.    SALES PROMOTION

The Subadviser may not use any sales literature, advertising material (including material disseminated through radio, television, or other electronic media) or other communications concerning Series shares or that include the name of the Series or the Adviser without obtaining the Adviser's prior written approval. Notwithstanding the foregoing, nothing herein shall prohibit the Subadviser or any of its principals from using the name of the Fund, the Series or the Adviser in a biographical description of the Subadviser or its principals or prohibit the use of the performance of the Fund or the Series (to the extent permissible under the U.S. federal and state securities laws) in sales literature, advertising material or other communications of the Subadviser that describes the composite performance record of the Subadviser or its principals.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the ____ day of _______________, 200__.

                                          Aeltus Investment Management, Inc.

ATTEST:

By                                        By
Name                                      Name
Title                                     Title


                                          Elijah Asset Management, LLC

ATTEST:

By                                         By
Name                                       Name
Title                                      Title


                                            Aetna Series Fund, Inc.
                                            on behalf of Aetna Technology Fund

ATTEST:

By                                          By
Name                                        Name
Title                                       Title

                                                                     Appendix 1
               Number of Shares Outstanding as of the Record Date
                                                                    Total Shares
Fund                      Class A    Class B     Class C  Class I   Outstanding

Growth
International
Small Company
Technology
Value Opportunity
Balanced
Growth and Income
Index Plus Large Cap
Index Plus Mid Cap
Index Plus Small Cap
Ascent
Crossroads
Legacy
Bond Fund
Aetna Government Fund
Money Market
Brokerage Cash Reserves      N/A        N/A         N/A      N/A
PPF I                                               N/A      N/A
PPF II                                              N/A      N/A
PPF III                                             N/A      N/A
PPF IV                                              N/A      N/A

                                                                     Appendix 2

                             Beneficial Owners of More than 5% of Any Class of a Fund
                              As of August 31, 2000
                                                                                                     Amount and Nature
                                                                                                     of Beneficial
                                                                                                     Ownership*          Percent of
Fund Name and Class                          Name and Address of Beneficial Owner                                        Class

Aetna Ascent Fund
Class A                                      Fleet Bank Connecticut NA                               2,010,395.834       93.97%
                                             Attn:  Gordon Elrod
                                             151 Farmington Avenue
                                             Hartford, CT 06156-0001

Class B                                      Olde Discount FBO B6604728                              12,175.325          75.21%
                                             751 Griswold Street
                                             Detroit, MI  48226

                                             Aeltus Trust Co. Cust.                                  1,777.060           10.97%
                                             FBO Margaret R. Smith
                                             Rollover IRA
                                             6240 Taylor
                                             Groves, TX  77619

                                             Donaldson Lufkin Jenrette                               822.368             5.07%
                                             Securities Corporation Inc.
                                             P.O. Box 2052
                                             Jersey City, NJ 07303-9998

Class C                                      Donaldson Lufkin Jenrette                               14,797.732          6.43%
                                             Securities Corporation Inc.
                                             P.O. Box 2052
                                             Jersey City, NJ 07303-2052

Class I                                      Aliac Sep Account Fund                                  2,824,666.600       79.99%
                                             Central Valuation Unit
                                             151 Farming Avenue TN 41
                                             Hartford, CT 06156-0001

                                             Mac & Co.                                               531,681.128         15.05%
                                             AEOF 1956432
                                             Mellon Bank NA

                                             Mutual Funds Dept.
                                             P.O. Box 3198
                                             Pittsburgh, PA 15230-3198

Aetna Balanced Fund

Class A                                      Fleet Bank Connecticut NA                               1,828,419.012       78.68%
                                             Attn:  Gordon Elrod
                                             151 Farmington Avenue
                                             Hartford, CT 06155-7591

Class B                                      BNY Clearing Services LLC                               7,539.573           9.42%
                                             A/C 1061-0721
                                             Veda L. Aleo
                                             Dolores Aleo Genitempo JTWROS
                                             111 East Kilbourn Avenue
                                             Milwaukee, TX 77057

                                             Eileen G Riner                                          7,123.432           8.90%
                                             2 Charnley Road
                                             Enfield CT  06082
                                             Frances M Holmes (IRA)                                  5,206.485           6.50%
                                             JMS LLC Cust. FBO
                                             A/C 4297-3266

Class C                                      Judy S. Carrasco                                        17,091.060          10.94%
                                             1041 E. Mequite St.
                                             Gilbert, AZ  85296
                                             Lalani S. Wickramasinghe & Mohanlal R.                  10,522.176          6.73%
                                             Wickramasinghe JTWROS
                                             8532 Wedgewood Dr.
                                             Burr Ridge, IL 60521-6353

                                             Donaldson Lufkin Jenrette                               8,865.687           5.67%
                                             Securities Corporation Inc.
                                             P.O. Box 2052
                                             Jersey City, NJ 07303-2052

Class I                                      Aliac Sep Account Fund                                  1,825,582.999       31.78%
                                             Central Valuation Unit
                                             151 Farmington Avenue TN 41
                                             Hartford, CT 06156-0001

                                             Fleet Bank Connecticut NA                               1,355,788.559       23.60%
                                             Attn:  Gordon Elrod
                                             151 Farmington Avenue
                                             Hartford, CT 06156-0001

                                             Mac & Co.                                               1,326,696.082       23.10%
                                             AEOF 1956432
                                             Mellon Bank NA
                                             Mutual Funds Dept.
                                             P.O. Box 3198
                                             Pittsburgh, PA 15230-3198

Aetna Bond Fund

Class A                                      Fleet Bank Connecticut NA                               1,488,077.076       77.94%
                                             Attn:  Gordon Elrod
                                             151 Farmington Avenue
                                             Hartford, CT 06155-7591

Class B                                      Donaldson Lufkin Jenrette                               10,006.525          29.37%
                                             Securities Corporation Inc.
                                             P.O. Box 2052
                                             Jersey City, NJ 07303-9998

                                             Doris Jane James                                        6,377.732           18.72%
                                             11181 San Sabastian Ln
                                             Bonita Springs, FL 34135-5308

                                             Aeltus Trust Co. Cust.                                  4,350.950           12.77%
                                             FBO John A. Stanislas
                                             Rollover IRA
                                             196 Montgomery
                                             Chicopee, MA 01020-1911

                                             Harold F. Baldwin &                                     2,384.890           7.00%
                                             Janet C. Baldwin JTWROS
                                             11 Woodland Drive
                                             Springfield, VT 05156-2138

                                             A G Edwards & Sons Inc C/F                              2,365.285           6.94%
                                             Pamela Koren
                                             Rollover IRA Account
                                             9867 High Water Court
                                             Burke, VA 22015-1808

                                             DB Alex Brown LLC                                       1,980.078           5.81%
                                             FBO 487-14391-15
                                             PO Box 1346
                                             Baltimore, MD 21203

Class C                                      Aeltus Trust Co. Cust.                                  9,015.322           15.12%
                                             FBO Richard C Dunsay
                                             Rollover IRA
                                             6404 Wilshire Blvd #1001
                                             Los Angeles, CA 90048-5512

                                             Aeltus Trust Co. Cust.                                  6,543.494           10.97%
                                             FBO Steven Shenker
                                             Rollover IRA

                                             26025 Mesa Oak
                                             San Antonio, TX 78255-3533
                                             Donaldson Lufkin Jenrette                               5,725.191           9.60%
                                             Securities Corporation Inc.
                                             P.O. Box 2052
                                             Jersey City, NJ 07303-2052

                                             Doris H. Luckadoo                                       4,795.851           8.04%
                                             12016 Baywoods Dr.
                                             Tega Cay, SC  29715
                                             Aeltus Trust Co. Cust.                                  3,787.242           6.35%
                                             FBO Marilyn G. Schreck

                                             IRA
                                             13604 W. Fountain Ct.
                                             New Berlin, WI  53151-3975

Class I                                      Aliac Sep Account Fund                                  1,658,128.680       54.56%
                                             Central Valuation Unit
                                             151 Farmington Avenue
                                             Hartford, CT 06156-0001

                                             Fleet Bank Connecticut NA                               206,768.385         6.80%
                                             Attn:  Gordon Elrod
                                             151 Farmington Avenue
                                             Hartford, CT 06155-7591

Brokerage Cash Reserves                      Pershing Div of DLJ Secs Corp                           324,042,931.990     99.99%
                                             for Exclusive Benefit of Aetna
                                             Customer Accounts
                                             1 Pershing Plaza
                                             Jersey City, NJ 07399-0002

Aetna Crossroads Fund

Class A                                      Fleet Bank Connecticut NA                               2,822,327.292       97.10%
                                             Attn:  Gordon Elrod
                                             151 Farmington Ave.
                                             Hartford, CT  06101
Class B                                      Aetna Life Insurance &
                                                Annuity Co. - Investment                                 9,017.133       95.89%
                                             151 Farmington Ave.
                                             Hartford, CT 06156-0001

Class C                                      Aeltus Trust Co. Cust.                                  2,833.089           19.64%
                                             FBO Judith A. Kasecky
                                             Rollover IRA
                                             2876 Ben Franklin Highway
                                             Ebensburg, PA 15931-7422

                                            A. Robin Broadfield & Connie J.
                                               Wineland JTWROS                                       2,392.180           16.59%
                                            5118 Chevy Chase Pkwy, NW
                                            Washington, DC 20008-2919

                                             Aeltus Trust Co. Cust.                                  2,077.007           14.40%
                                             FBO Joan N. Brennan
                                             Rollover IRA
                                             107 Clarendoh Dr. S.
                                             Nashville, NC  27856

                                             Robert E. Loving & Brenda G. Loving JTWROS              1,677.394           11.63%
                                             7107 Tanya Ave.
                                             Richmond, VA 23228-4611

                                             Barbara H. Furusho & Sally Rudnick JTWROS               1,467.238           10.17%
                                             4848 W. Powell Blvd. #102
                                             Gresham, OR 97030-4061

Class I                                      Aliac Sep Acct F                                        3,301,279.841       77.35%
                                             Central Valuation Unit
                                             151 Farmington Ave. TN41
                                             Hartford, CT 06156-0001

                                             Fleet Bank Connecticut NA                               590,112.407         13.82%
                                             Attn:  Gordon Elrod
                                             151 Farmington Ave.
                                             Hartford, CT 06155-7591

                                             Mac & Co                                                360,939.779         8.45%
                                             AEOF1956432
                                             Mellon Bank NA
                                             Mutual Funds Dept.
                                             P.O. Box 3198
                                             Pittsburgh, PA 15230-3198

Aetna Government Fund

Class A                                      Fleet Bank Connecticut NA                               952,929.833         89.84%
                                             Attn:  Gordon Elrod
                                             151 Farmington Ave.
                                             Hartford, CT  06101

Class B                                      Donaldson Lufkin Jenrette                               4,149.141           61.52%
                                             Securities Corporation Inc.
                                             P.O. Box 2052
                                             Jersey City, NJ 07303-2052

                                             Janney Montgomery Scott LLC                             1,567.414           23.24%
                                             A/C 1454-9448
                                             Michael Belitz
                                             1801 Market Street
                                             Philadelphia, PA 19103-1675

                                             Aeltus Trust Co. Cust.                                  832.807             12.35%
                                             FBO Scott R. Foulds
                                             SEP IRA
                                             815 Neelys Creek Rd.
                                             Rock Hill, SC 29730-8647

Class C                                      Donaldson Lufkin Jenrette                               4,859.086           36.71%
                                             Securities Corporation Inc.
                                             P.O. Box 2052
                                             Jersey City, NJ 07303-2052

                                             Donaldson Lufkin Jenrette                               2,237.971           16.90%
                                             Securities Corporation Inc.
                                             P.O. Box 2052
                                             Jersey City, NJ 07303-9998

                                             Aeltus Trust Co. Cust.                                  1,264.645           9.55%
                                             FBO Marilyn G. Schreck
                                             IRA
                                             13604 W. Fountain Ct.
                                             New Berlin, WI  53151-3975

                                             A.G. Edwards & Sons Inc. C/F                            789.878             5.96%
                                             Mary K. Jeselnick
                                             Simple IRA Account
                                             180 Primrose Circle
                                             Chesterton, IN 46304-3300

                                             A. G. Edwards & Sons Inc C/F                            789.878             5.96%
                                             James L. Jeselnick
                                             Simple IRA Account
                                             180 Primrose Circle
                                             Chesterton, IN 46304-3300

                                             Aeltus Trust Co. Cust.                                  722.249             5.45%
                                             FBO Dongyuan Cheng
                                             Medical College of Wisconsin 403B
                                             2614 N. 64th Street
                                             Wauwatosa, WI 53213-1407

Class I                                      Aliac Sep Acct F                                        736,684.050         67.79%
                                             Central Valuation Unit
                                             151 Farmington Ave., TN41
                                             Hartford, CT 06156-0001

                                             Fleet Bank Connecticut NA                               212,080.214         19.51%
                                             Attn:  Gordon Elrod
                                             151 Farmington Ave.
                                             Hartford, CT  06101
Aetna Growth Fund

Class A                                      Fleet Bank Connecticut NA                               3,327,136.198       82.36%
                                             Attn:  Gordon Elrod
                                             151 Farmington Ave.
                                             Hartford, CT  06101

Class B                                      Donaldson Lufkin Jenrette                               13,386.881          6.36%
                                             Securities Corporation Inc.
                                             P.O. Box 2052
                                             Jersey City, NJ 07303-9998

Class I                                      Mac & Co.                                               8,512,810.018       79.22%
                                             AEOF1956432
                                             Mellon Bank NA
                                             Mutual Funds Dept.
                                             PO Box 3198
                                             Pittsburgh, PA 15230-3198

                                             Aliac Sep Acct F                                        1,634,541.083       15.21%
                                             Central Valuation Unit
                                             151 Farmington Ave TN41
                                             Hartford, CT 06156-0001

Aetna Growth and Income Fund

Class A                                      Fleet Bank Connecticut NA                               4,558,494.814       81.83%
                                             Attn:  Gordon Elrod
                                             151 Farmington Ave.
                                             Hartford, CT  06101

Class B                                      Raymond L. Cole & Elaine E. Cole JTWROS                 5,716.939           8.63%
                                             48 Vt Rt 30
                                             Wells, VT 05774-9758

                                             Fiserv Securities Inc.                                  3,550.587           5.36%
                                             FAO 43501035
                                             Attn: Mutual Funds Dept.
                                             One Commerce Square
                                             2005 Market Street, Suite 1200
                                             Philadelphia, PA 19103-7008

Class C                                      Aeltus Trust Co Cust.                                   19,182.374          11.51%
                                             FBO Josephine S. Malley
                                             Roth Conversion IRA
                                             2 Virginia Rd
                                             Terryville, CT 06786-5501

Class I                                      Mac & Co                                                23,147,807.774      69.74%
                                             AEOF1956432
                                             Mellon Bank NA
                                             Mutual Funds
                                             PO Box 3198
                                             Pittsburgh PA 15230-3198

                                             Aliac Sep Acct F                                        5,428,400.259       16.35%
                                             Central Valuation Unit
                                             151 Farmington Ave TN41
                                             Hartford, CT 06156-0001

                                             Fleet Bank Connecticut NA                               3,436,339.036       10.35%
                                             Attn:  Gordon Elrod
                                             151 Farmington Ave.
                                             Hartford, CT  06101
Aetna Index Plus Large Cap Fund

Class A                                      Fleet Bank Connecticut NA                               6,229,759.776       74.55%
                                             Attn:  Gordon Elrod
                                             151 Farmington Ave.
                                             Hartford, CT  06101

Class I                                      Aliac Sep Account F                                     3,716,873.926       41.85%
                                             Central Valuation Unit
                                             151 Farmington Ave TN41
                                             Hartford, CT 06156-0001

                                             Mac & Co                                                3,548,964.313       39.96%
                                             AEOF1956432
                                             Mellon Bank NA
                                             Mutual Funds
                                             PO Box 3198
                                             Pittsburgh, PA 15230-3198

                                             Fleet Bank Connecticut NA                               1,238,606.755       13.94%
                                             ATTN: Gordon Elrod
                                             151 Farmington Ave.
                                             Hartford CT  06101
Aetna Index Plus Mid Cap Fund

Class A                                      Fleet National Bank                                     321,292.509         50.83%
                                             151 Farmington Ave.
                                             Central Valuation Unit TN41
                                             Hartford, CT  06101

                                             Donaldson Lufkin Jenrette                               112,665.416         17.82%
                                             Securities Corporation Inc.
                                             PO Box 2052
                                             Jersey City, NJ 07303-2052

Class B                                      US Clearing Corp                                        28,251.804          35.07%
                                             FBO 218-97380-12
                                             26 Broadway
                                             New York, NJ 10004-1703

                                             Fiserv Securities Inc.                                  4,404.243           5.46%
                                             FAO 43501035
                                             Attn: Mutual Funds Dept.
                                             One Commerce Square
                                             2005 Market Street, Suite 1200
                                             Philadelphia, PA 19103-7008

                                             Donaldson Lufkin Jenrette                               4,292.026           5.32%
                                             Securities Corporation Inc.
                                             PO Box 2052
                                             Jersey City, NJ 07303-2052

Class C                                      Aeltus Trust Co Cust.                                   10,964.861          11.36%
                                             FBO Richard C. Dunsay
                                             Rollover IRA
                                             6404 Wilshire Blvd #1001
                                             Los Angeles, CA 90048-5512

                                             Donaldson Lufkin Jenrette                               7,898.727           8.18%
                                             Securities Corporation Inc.
                                             PO Box 2052
                                             Jersey City, NJ 07303-2052

                                             Donaldson Lufkin Jenrette                               7,552.989           7.82%
                                             Securities Corporation Inc.
                                             PO Box 2052
                                             Jersey City, NJ 07303-9998

                                             Donaldson Lufkin Jenrette                               7,227.298           7.49%
                                             Securities Corporation Inc.
                                             PO Box 2052
                                             Jersey City, NJ 07303-2052

Class I                                      Aetna Life Insurance & Annuity Co.                      156,483.897         85.28%
                                             Additional Investments
                                             151 Farmington Ave.
                                             Hartford, CT  06103
                                             Aetna Life Insurance & Annuity Co.                      10,000.000          5.45%
                                             Seed Money
                                             151 Farmington Ave.
                                             Hartford, CT  06103
Aetna Index Plus Small Cap Fund

Class A                                      Fleet National Bank                                     184,453.216         57.92%
                                             151 Farmington Ave.
                                             Central Valuation Unit TN41
                                             Hartford, CT  06101
Class B                                      Donaldson Lufkin Jenrette                               2,072.783           8.12%
                                             Securities Corporation Inc.
                                             PO Box 2052
                                             Jersey City, NJ 07303-2052

                                             Donaldson Lufkin Jenrette                               1,723.277           6.75%
                                             Securities Corporation Inc.
                                             PO Box 2052
                                             Jersey City, NJ 07303-2052

                                             Janney Montgomery Scott Inc.                            1,504.514           5.89%
                                             A/C 8173-1119
                                             Natalie L Dyen (IRA)
                                             1801 Market Street
                                             Philadelphia, PA 19103-1628

                                             Fiserv Securities Inc.                                  1,339.768           5.24%
                                             FAO 43501035
                                             Attn: Mutual Funds Dept.
                                             One Commerce Square
                                             2005 Market Street, Suite 1200
                                             Philadelphia, PA 19103-7008

Class C                                      NFSC FEBO #HDM-078484                                   5,444.600           10.32%
                                             NFSC/FMTC IRA Rollover

                                             FBO Christine W. Germain
                                             P. O. Box 984
                                             526 Farrant Street
                                             Newport, VT  05855
                                             Carolyn M. Cohen                                        3,094.250           5.86%
                                             131 Rt 37 South
                                             Sherman, CT 06784-2202

                                             Bear Stearns Securities Corp.                           2,902.000           5.50%
                                             FBO 654-20661-10
                                             1 Metrotech Center North
                                             Brooklyn, NY 11201-3870

Class I                                      Aetna Life Insurance & Annuity Company                  391,934.013         95.24%
                                             Additional Investments
                                             151 Farmington Ave.
                                             Hartford, CT  06103
Aetna International Fund

Class A                                      Fleet Bank Connecticut NA                               3,474,165.642       68.18%
                                             ATTN:  Gordon Elrod
                                             151 Farmington Avenue
                                             Hartford, CT  06101

Class I                                      Mellon Bank NA                                          1,842,278.858       57.62%
                                             Mutual Funds
                                             P. O. Box 3198
                                             Pittsburgh, PA 15230-3198

                                             Fleet Bank Connecticut NA                               467,227.261         14.61%
                                             ATTN:  Gordon Elrod
                                             151 Farmington Avenue
                                             Hartford, CT  06101

                                             Aliac SEP Acct F                                        221,873.503         6.94%
                                             Central Valuation Unit
                                             151 Farmington Avenue TN 41
                                             Hartford, CT 06156-0001

Aetna Legacy Fund

Class A                                      Fleet Bank Connecticut NA                               1,530,668.908       91.88%
                                             ATTN:  Gordon Elrod
                                             151 Farmington Avenue
                                             Hartford, CT  06101

Class B                                      Aetna Life Insurance & Annuity Co. - Investment         9,920.635           91.80%
                                             151 Farmington Avenue
                                             Hartford, CT 06156-00001

                                             Fiserv Securities Inc.                                  846.184             7.83%
                                             FAO 43810095
                                             ATTN: Mutual Funds Dept.
                                             One Commerce Square
                                             2005 Market Street, Suite 1200
                                             Philadelphia, PA 19103-7008

Class C                                      Aeltus Trust Co. Cust.                                  4,548.122           17.58%
                                             FBO Thressa Kaye Katt
                                             IRA
                                             1083 Heavenridge Road
                                             Essexville, MI 48732-1737

                                             Aeltus Trust Co. Cust.                                  3,140.964           12.14%
                                             FBO V A Smith
                                             Rollover IRA
                                             722 Santa Clara Dr
                                             Kingsville, TX 78363-3430

                                             Doris Newman &                                          3,005.174           11.61%
                                             John E. Newman
                                             JT Ten
                                             2400 Payson Road
                                             Quincy, IL 62301-6474

                                             Russell A Wood &                                        2,976.699           11.50%
                                             Jean C. Wood JTWROS
                                             7983 Kenmore Drive
                                             Mechanicsville, VA 23111-3617

                                             Aeltus Trust Co Cust.                                   2,032.607           7.85%
                                             FBO Thelma Y Lee
                                             Rollover IRA
                                             94-1485 Waipio Uka St #D-204
                                             Waipahu, HI 96797-4370

                                             Gail Hoevet                                             1,858.008           7.18%
                                             8526 Timberwilde St
                                             San Antonio, TX 78250-4429

Class I                                      Aliac Sep Acct F                                        1,699,794.078       69.53%
                                             Central Valuation Unit
                                             151 Farmington Ave
                                             Hartford, CT 06156-00001

                                             Mac & Co                                                657,111.759         26.88%
                                             AEOF196432
                                             Mellon Bank NA
                                             Mutual Funds Dept
                                             P.O. Box 3198
                                             Pittsburgh, PA 15230-3198

Aetna Money Market Fund

Class A                                      Fleet Bank Connecticut NA                               21,315,775.670      25.69%
                                             ATTN:  Gordon Elrod
                                             151 Farmington Avenue
                                             Hartford, CT  06101

Class B                                      Aeltus Trust Co Cust.                                   33,691.640          23.45%
                                             FBO Norah Collins Takaoka
                                             Rollover IRA
                                             27835 Sheffield Ave
                                             Mission Viejo, CA 92692-2809

                                             Aeltus Trust Co Cust.                                   30,325.550          21.11%
                                             FBO Elizabeth Jan Urban
                                             Rollover IRA
                                             13526 Harvest Point Drive
                                             Huntersville, NC 28078-5924

                                             DB Alex Brown LLC                                       16,950.110          11.80%
                                             FBO 725-64228-12
                                             P.O. Box 1346
                                             Baltimore, MD 21203

                                             Mary Jane Curson                                        16,262.970          11.32%
                                             15 Rhine Street
                                             Kenner, LA 70065-1129

                                             Aeltus Trust Co Cust.                                   15,483.000          10.78%
                                             FBO Richard A. Graveline
                                             SEP IRA
                                             P.O. Box 2561
                                             Eugene, OR 97402-0206

                                             Jason P. Russo &                                        15,000.000          10.44%
                                             Gilbert Russo JTWROS
                                             P.O. Box 14030
                                             USNA-01
                                             Annapolis, MD 21412

Class C                                      Mueller Trade Bindery Corporation                       1,437,767.570       16.97%
                                             c/o Atty Michael Dowley
                                             116 Washington St
                                             Middletown, CT 06457-2818

                                             Aeltus Trust Co Cust.                                   788,926.630         9.31%
                                             FBO Tillie E Bruell
                                             IRA Rollover
                                             2901 Willowbridge Circle
                                             Austin, TX 78703-1055

Class I                                      Aliac Sep Acct F                                        109,456,201.310     58.99%
                                             Central Valuation Unit
                                             151 Farmington Ave TN41
                                             Hartford CT 06156-0001

Aetna Principal Protection Fund II Class A

                                             PaineWebber For the Benefit of                          100,293.035         8.73%
                                             Reeder Chevrolet Company
                                             Profit Sharing Plan
                                             T Paul Siler Trustee
                                             P. O. Box 12450
                                             Knoxville, TN 37912-0450

Aetna Principal Protection Fund III Class A

                                             Singapore Airlines Ltd.                                 60,017.507          5.68%
                                             c/o Finance and Admin Manager Americas
                                             5670 Wilshire Blvd. Suite 1800
                                             Los Angeles, CA 90036

                                             PaineWebber for the Benefit of                          58,823.529          5.56%
                                             Michael J. Brickman
                                             P. O. Box 879
                                             Charlestown, SC 29402-0879

Aetna Principal Protection Fund IV Class A

                                             Olde Discount FBO C6216547                              31,286.209          6.78%
                                             751 Griswold Street
                                             Detroit, MI  48226

                                             Donaldson Lufkin Jennrette                              24,900.398          5.39%
                                             Securities Corporation Inc.

                                             P. O. Box 2052
                                             Jersey City, NJ 07303-9998
                                             A G Edwards & Sons Inc. C/F                             24,342.746          5.27%

                                             Thomas C. McElroy
                                             Rollover IRA Account
                                             28369 Wooley Springs Rd.
                                             Athens, AL 35613-3301

Aetna Small Company Fund

 Class A                                     Fleet Bank Connecticut NA                               1,927,171.871       63.97%
                                             Attn:  Gordon Elrod
                                             151 Farmington Ave.
                                             Hartford, CT  06101

                                             Citicorp USA Inc.                                       258,169.056         8.57%
                                             As Collateral Pledge of Wilshire Associates Inc.
                                             One Sansome Street, 24th Floor
                                             San Francisco, CA 94104

Class B                                      Donaldson Lufkin Jenrette                               5,335.716           6.94%
                                             Securities Corporation Inc.
                                             P. O. Box 2052
                                             Jersey City, NJ 07303-9998

                                             Aeltus Trust Co. Cust.                                  4,002.920           5.20%
                                             FBO Theodore Snowert
                                             IRA
                                             11208 Claywood Drive
                                             St. Louis, MO  63126-3416

Class I                                      Key Bank Co.                                            3,990.353.868       32.98%
                                             The Parker Hannifin Retirement Savings Plan
                                             4900 Tiedeman Road
                                             Brooklyn, OH  44144
                                             Mac & Co.                                               3,902,946.068       32.26%
                                             AEOF1956432

                                             Mellon Bank NA
                                             Mutual Funds
                                             P. O. Box 3198
                                             Pittsburgh, PA 15230-3198

                                             Aliac Sep Acct F                                        3,259,320.248       26.94%
                                             Central Valuation Unit
                                             151 Farmington Ave. TN 41
                                             Hartford, CT 06156-0001

Aetna Technology Fund

Class A                                      Aetna Trust Company                                     218,317.084         34.94%
                                             AFS Central Valuation Unit
                                             Attn:  Gordon Elrod TN41
                                             151 Farmington Ave.
                                             Hartford, CT  06156

Class C                                      Robert Egger Ttee                                       19,411.074          5.93%
                                             Robert Egger Trust
                                             U/A DTD 3-9-81
                                             FBO Robert Egger Jr.
                                             538 Calle De La Sierra
                                             El Cajon, CA 92019-1241

Class I                                      Wayne F. Baltzer &                                      14,218.009          80.00%
                                             Linda A. Baltzer JTWROS
                                             304 Tall Timbers Road
                                             Glastonbury, CT 06033

                                             J. Scott Fox &                                          9,708.738           5.46%
                                             Elizabeth S. Fox Ten Com
                                             45 Portage Crossing
                                             Farmington, CT 06032

                                             George R. Stewart                                       9,424.579           5.30%
                                             1340 W. Larkspur Ln.
                                             River Hills, WI 53217-2117

Aetna Value Opportunity Fund Class A

                                             Fleet National Bank                                     379,394.383         80.03%
                                             151 Farmington Ave.
                                             Central Valuation Unit-TN41
                                             Hartford, CT  06101

Class B                                      Donaldson Lufkin Jennrette                              2,125.676           25.08%
                                             Securities Corporation Inc.
                                             P. O. Box 2052
                                             Jersey City, NJ 07303-2052

                                             Donaldson Lufkin Jennrette                              811.947             9.58%
                                             Securities Corporation Inc.
                                             P. O. Box 2052
                                             Jersey City, NJ 07303-2052

                                             Janney Montgomery Scott LLC                             747.384             8.82%
                                             A/C 1361-4790
                                             Shirley A Barrett (IRA)
                                             1801 Market Street
                                             Philadelphia, PA 19103-1675

                                             Carol A. Massie                                         717.703             8.47%
                                             3560 Oak Knoll Drive
                                             Marietta, GA  30068
                                             Aeltus Trust Co. Cust.                                  545.555             6.43%
                                             FBO Jonita Sims
                                             Rollover IRA

                                             4764 N 41 St.
                                             Milwaukee, WI 53209-5822

Class C                                      Aetna Life Insurance & Annuity Co.                      8,890.747           28.10%
                                             Investment
                                             151 Farmington Ave.
                                             Hartford, CT 06156-0001

                                             Lawrence B. Owens Jr.                                   6,214.227           19.64%
                                             4956 Windhaven Court
                                             Atlanta, GA 30338-5106

                                             Helen D. Owens                                          5,416.577           17.12%
                                             4956 Windhaven Court
                                             Atlanta, GA 30338-5106

                                             Donaldson Lufkin Jennrette                              1,949.560           6.16%
                                             Securities Corporation Inc.
                                             P. O. Box 2052
                                             Jersey City, NJ 07303-9998

Class I                                      Aetna Life Insurance & Annuity Co.                      221,434.594         89.10%
                                             Additional Investments
                                             151 Farmington Ave.
                                             Hartford, CT  06103

* Each of these  entities is the  shareholder  of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances they may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

                                                                    Appendix 3

                             Director Shareholdings
                              As of August 31, 2000

                                                                                                     Amount and
                                                                                                     Nature of
                                                                                                     Beneficial

Fund Name and Class                                   Name of Beneficial Owner                       Ownership*
Aetna Growth Fund, Class I                            J. Scott Fox                                   8,378[1]
Aetna Growth Fund, Class I                            John Y. Kim                                      401[2]

Aetna Growth and Income Fund, Class I                 John Y. Kim                                      638[3]

Aetna Index Plus Large Cap Fund, Class I              J. Scott Fox                                     428[4]
Aetna Index Plus Large Cap Fund, Class I              Maria T. Fighetti                                N/A
Aetna Index Plus Large Cap Fund, Class I              David L. Grove                                   N/A

Aetna Small Company Fund, Class I                     J. Scott Fox                                    5,097[5]

Aetna Technology Fund, Class I                        J. Scott Fox                                    9,709[6]
Aetna Technology Fund, Class I                        Sidney Koch                                     2,079


* Unless otherwise noted, beneficial ownership is based on sole voting and investment power. Maria T. Fighetti and David L. Grove have deferred $71,949 and $269,770 of director compensation, respectively, pursuant to a deferred compensation plan, which amounts have been invested in the Funds listed above pursuant to the terms of the plan.

1 Of this amount, 1,813 shares were held through an incentive savings plan.

2       These shares were held through an incentive savings plan.

3       These shares were held through an incentive savings plan.

4       These shares were held through an incentive savings plan.

5       These shares were held with shared voting and investment power.

6 These shares were held with shared voting and investment power. Mr. Fox's shareholdings constitute approximately 5.46% of the outstanding Class I shares of Aetna Technology Fund and, when aggregated with those shares held by Mr. Koch, approximately 6.64% of such Class I shares.

                                                                  Appendix 4

                  Executive Officers of Aetna Series Fund, Inc.

                                 Position(s) With
        Name and Age                the Company                       Principal Occupation During Past 5 Years

J. Scott Fox                  Director (since 1997)    Director,  Managing Director, Chief Operating Officer, Chief Financial
(Age 45)                      and President            Officer,  Aeltus Investment  Management,  Inc.  (investment  adviser),
                              (Principal Executive     April 1994 to present;  Director,  Managing Director,  Chief Operating
                              Officer)                 Officer, Chief Financial Officer,  Aeltus Capital, Inc. (broker-
                                                       dealer), February 1995 to present; Director,  Managing Director,
                                                       Chief Operating Officer,  Chief Financial Officer,  Aeltus Trust
                                                       Company, May 1996 to present; Senior Vice  President--Operations
                                                       (Interim Assignment),  Aetna Life Insurance and Annuity Company,
                                                       March 1997 to December  1997;  Director/Trustee  and  President,
                                                       December 1997 to present (Vice  President and  Treasurer,  March
                                                       1996 to  December  1997),  Aetna  Variable  Fund,  Aetna  Income
                                                       Shares,  Aetna  Variable  Encore Fund,  Aetna Balanced VP, Inc.,
                                                       Aetna GET Fund,  Aetna  Generation  Portfolios,  Inc.  and Aetna
                                                       Variable Portfolios, Inc.

Wayne F. Baltzer              Vice President           Vice  President,  Aeltus  Capital,  Inc.,  May 1998 to  present;  Vice
(Age 56)                      (since 1996)             President, Aetna Investment Services, Inc., July 1993 to May 1998.

Stephanie A. DeSisto          Vice President (since    Vice President, Mutual Fund Accounting,  Aeltus Investment Management,
(Age 46)                      1998), Treasurer and     Inc.,  November  1995 to present;  Director,  Mutual Fund  Accounting,
                              Chief Financial          Aetna Life  Insurance  and  Annuity  Company,  August 1994 to November
                              Officer (Principal       1995.
                              Financial and
                              Accounting Officer)
                              (since 1997)

Frank J. Litwin               Vice President           Managing Director, Aeltus Investment Management,  Inc., August 1997 to
(Age 50)                      (since 1997)             present;   Managing  Director,  Aeltus  Capital,  Inc.,  May  1998  to
                                                       present; Vice President,  Fidelity Investments  Institutional Services
                                                       Company, April 1992 to August 1997.

Daniel E. Burton              Secretary                Assistant General Counsel and Assistant  Secretary,  Aeltus Investment
(Age 33)                      (since 2000)             Management,  Inc., July 2000 to present; Assistant General Counsel and
                                                       Assistant  Secretary,  Aeltus  Capital,  Inc.,  July 2000 to  present;
                                                       Assistant  General  Counsel  and  Assistant  Secretary,  Aeltus  Trust
                                                       Company,  July 2000 to  present;  Counsel,  Aetna  Financial  Services
                                                       Company, September 1997 to present; Attorney,  Securities and Exchange
                                                       Commission,  August  1996 to August  1997;  Associate,  Kirkpatrick  &
                                                       Lockhart, LLP, September 1992 to August 1996.

                                                                   Appendix 5

                Dates Relating to Investment Advisory Agreements

                                                                              Date Current           Date Current
                                                                           Investment Advisory   Investment Advisory
                                                      Date of Current        Agreement Last         Agreement Last
                                                    Investment Advisory   Approved by the Board      Approved by
                               Commencement of           Agreement                                   Shareholders
Fund*                            Operations

Growth                      January 4, 1994        December 30, 1999      December 15, 1999      July 26, 1996
International               December 27, 1991      December 30, 1999      December 15, 1999      July 26, 1996
Small Company               January 4, 1994        December 30, 1999      December 15, 1999      July 26, 1996
Technology                  March 1, 2000          February 9, 2000       December 15, 1999      February 29, 2000
Value Opportunity           February 2, 1998       December 30, 1999      December 15, 1999      July 8, 1998
Balanced                    December 27, 1991      December 30, 1999      December 15, 1999      July 26, 1996
Growth and Income           December 27, 1991      December 30, 1999      December 15, 1999      July 26, 1996
Index Plus Large Cap        December 10, 1996      December 30, 1999      December 15, 1999      December 9, 1996
Index Plus Mid Cap          February 3, 1998       December 30, 1999      December 15, 1999      August 7, 1998
Index Plus Small Cap        February 3, 1998       December 30, 1999      December 15, 1999      August 7, 1998
Ascent                      January 4, 1995        December 30, 1999      December 15, 1999      July 26, 1996
Crossroads                  January 4, 1995        December 30, 1999      December 15, 1999      July 26, 1996
Legacy                      January 4, 1995        December 30, 1999      December 15, 1999      July 26, 1996
Bond Fund                   December 27, 1991      December 30, 1999      December 15, 1999      July 26, 1996
Aetna Government Fund       December 22, 1993      December 30, 1999      December 15, 1999      July 26, 1996
Money Market                December 27, 1991      December 30, 1999      December 15, 1999      July 26, 1996
Brokerage Cash Reserves     September 7, 1999      December 30, 1999      September 22, 1999     September 1, 1999
PPF I                       August 6, 1999         July 28, 1999          June 23, 1999          August 3, 1999
PPF II                      October 7, 1999        September 27, 1999     September 22, 1999     October 6, 1999
PPF III                     March 1, 2000          February 9, 2000       December 15, 1999      February 28, 2000
PPF IV                      July 6, 2000           July 5, 2000           April 12, 2000         July 6, 2000

* In December 1999, the Board approved the revision of certain Funds' Investment Advisory Agreements in order to continue specific expense limitation provisions and to make several immaterial changes to clarify certain provisions and to promote uniformity among all the Agreements. In those cases, the date of the agreement may be later than the dates of approval by the Board and shareholders.

                                                                    Appendix 6
                          Investment Advisory Fee Rates

Advisory Fees for each Fund are allocated to a particular class on the basis of the net assets of that class in relation to the net assets of the Fund (except for Brokerage Cash Reserves, which does not have separate classes). Listed below are the advisory fees that Aeltus is entitled to receive from each Fund at an annual rate based on average daily net assets of the Fund:

Fund                            Advisory Fee                    Assets

CAPITAL APPRECIATION FUNDS
Growth                             0.700%     On first $250 million
                                   0.650%     On next $250 million
                                   0.625%     On next $250 million
                                   0.600%     On next $1.25 billion
                                   0.550%     Over $2 billion

International                      0.850%     On first $250 million
                                   0.800%     On next $250 million
                                   0.775%     On next $250 million
                                   0.750%     On next $1.25 billion
                                   0.700%     Over $2 billion

Small Company                      0.850%     On first $250 million
                                   0.800%     On next $250 million
                                   0.775%     On next $250 million
                                   0.750%     On next $1.25 billion
                                   0.725%     Over $2 billion

Value Opportunity                  0.700%     On first $250 million
                                   0.650%     On next $250 million
                                   0.625%     On next $250 million
                                   0.600%     On next $1.25 billion
                                   0.550%     Over $2 billion

Technology                         1.050%     On first $500 million
                                   1.025%     On next $500 million
                                   1.000%     Over $1 billion

GROWTH & INCOME FUNDS
Balanced                           0.800%     On first $500 million
                                   0.750%     On next $500 million
                                   0.700%     On next $1 billion
                                   0.650%     Over $2 billion

Growth and Income                  0.700%     On first $250 million
                                   0.650%     On next $250 million
                                   0.625%     On next $250 million
                                   0.600%     On next $1.25 billion
                                   0.550%     Over $2 billion

INCOME FUNDS

Bond Fund                          0.500%     On first $250 million
                                   0.475%     On next $250 million
                                   0.450%     On next $250 million
                                   0.425%     On next $1.25 billion
                                   0.400%     Over $2 billion

Aetna Government Fund              0.500%     On first $250 million
                                   0.475%     On next $250 million
                                   0.450%     On next $250 million
                                   0.425%     On next $1.25 billion
                                   0.400%     Over $2 billion

Money Market                       0.400%     On first $500 million
                                   0.350%     On next $500 million
                                   0.340%     On next $1 billion
                                   0.330%     On next $1 billion
                                   0.300%     Over $3 billion

Brokerage Cash Reserves            0.200%     On first $1 billion
                                   0.190%     On next $2 billion
                                   0.180%     Over $3 billion

INDEX PLUS FUNDS
Index Plus Large Cap               0.450%     On first $500 million
                                   0.425%     On next $250 million
                                   0.400%     On next $1.25 billion
                                   0.375%     Over $2 billion

Index Plus Mid Cap                 0.450%     On first $500 million
                                   0.425%     On next $250 million
                                   0.400%     On next $1.25 billion
                                   0.375%     Over $2 billion

Index Plus Small Cap               0.450%     On first $500 million
                                   0.425%     On next $250 million
                                   0.400%     On next $1.25 billion
                                   0.375%     Over $2 billion

GENERATION FUNDS
Ascent                             0.800%     On first $500 million
                                   0.775%     On next $500 million
                                   0.750%     On next $500 million
                                   0.725%     On next $500 million
                                   0.700%     Over $2 billion

Crossroads                         0.800%     On first $500 million
                                   0.775%     On next $500 million
                                   0.750%     On next $500 million
                                   0.725%     On next $500 million
                                   0.700%     Over $2 billion

Legacy                             0.800%     On first $500 million
                                   0.775%     On next $500 million
                                   0.750%     On next $500 million
                                   0.725%     On next $500 million
                                   0.700%     Over $2 billion

PRINCIPAL PROTECTION FUNDS
PPF I                               0.25%     Offering Period (August 6,
                                              1999 through October 6, 1999)

                                    0.65%     Guarantee Period (October 7,
                                              1999 through October 6, 2004)

PPF II                              0.25%     Offering Period (October 7,
                                              1999 through December 20, 1999)

                                              Guarantee Period (December 21,
                                    0.65%     1999 through December 20, 2004)

PPF III                             0.25%     Offering Period (March 1, 2000
                                              through May 31, 2000)

                                    0.65%     Guarantee Period (June 1, 2000
                                              through May 31, 2005)

PPF IV                              0.25%     Offering Period (July 6, 2000
                                              through September 6, 2000)
                                    0.65%

                                              Guarantee Period (September 7,
                                              2000 through September 6, 2005)

                                                                    Appendix 7

                            Fund Expense Limitations

Aeltus currently is contractually obligated through December 31, 2000, in most cases, to waive all or a portion of its investment advisory fee and/or its administrative services fee for certain Funds and/or reimburse a portion of those Funds' other expenses (excluding distribution and shareholder service fees, except in the case of Brokerage Cash Reserves) in order to ensure that the applicable Fund's total operating expenses do not exceed the percentage of the Fund's average daily net assets set forth in the table below. There are no fee waiver/expense reimbursement provisions applicable to Growth, Balanced, Growth and Income, and Money Market.


Fund                                             Expense Limitation
International                                          1.35%
Small Company                                          1.25%
Technology                                             1.50%
Value Opportunity                                      1.10%
Bond Fund                                              0.75%
Aetna Government Fund                                  0.70%
Brokerage Cash Reserves*@                              0.95%
Index Plus Large Cap                                   0.70%
Index Plus Mid Cap                                     0.75%
Index Plus Small Cap                                   0.75%
Ascent                                                 1.00%
Crossroads                                             0.95%
Legacy                                                 0.90%
PPF I*                                                 1.25%
PPF II*                                                1.25%
PPF III*                                               1.25%
PPF IV*                                                1.25%


* There is no expiration date applicable to the expense limitation provisions for Brokerage Cash Reserves and the PPFs.

@       Unlike  other  Funds  listed,   expense   limitation  does  not  exclude
        distribution and shareholder service fees.

                                                                 Appendix 8

                          Additional Information about

                       Aeltus Investment Management, Inc.

Aeltus  Investment  Management,  Inc.  is a  wholly  owned  subsidiary  of Aetna
Investment Adviser Holding Company, Inc.; Aetna Investment Adviser Holding Company, Inc. is a wholly owned subsidiary of Aetna Life Insurance and Annuity Company; Aetna Life Insurance and Annuity Company is a wholly owned subsidiary of Aetna Retirement Holdings, Inc.; Aetna Retirement Holdings, Inc. is a wholly owned subsidiary of Aetna Retirement Services, Inc.; Aetna Retirement Services, Inc. is a wholly owned subsidiary of Aetna Services, Inc.; and Aetna Services, Inc. is a wholly owned subsidiary of Aetna Inc.

Aeltus Investment Management, Inc., is located at 10 State House Square, Hartford, CT 06103-3602; the address for all other entities listed above is 151 Farmington Ave., Hartford, CT 06156-8962.

               Principal Executive Officer and Directors of Aeltus
                                       Positions and Offices
Name*                                 with Investment Adviser              Other Principal Position(s) Held

John Y. Kim                Director, President, Chief Executive Officer    Senior    Vice    President    and   Chief
                           and Chief Investment Officer                    Investment  Officer,  Aetna Life Insurance
                                                                           and Annuity Company; Director,  President,
                                                                           Chief   Executive    Officer   and   Chief
                                                                           Investment Officer,  Aeltus Trust Company;
                                                                           Director and  President,  Aeltus  Capital,
                                                                           Inc.;   Director  and   President,   Aetna
                                                                           Investment Adviser Holding Company,  Inc.;
                                                                           Director,   Aetna   Retirement   Services,
                                                                           Inc.;   Vice    President,    Aetna   Life
                                                                           Insurance Company.

J. Scott Fox               Director, Managing Director, Chief Operating    Director,    Managing   Director,    Chief
                           Officer and Chief Financial Officer             Operating   Officer  and  Chief  Financial
                                                                           Officer,      Aeltus     Capital,     Inc.
                                                                           (broker-dealer);     Director,    Managing
                                                                           Director,   Chief  Operating  Officer  and
                                                                           Chief  Financial  Officer,   Aeltus  Trust
                                                                           Company.

Thomas J. McInerney        Director                                        Director   and   President,   Aetna   Life
                                                                           Insurance  and Annuity  Company;  Director
                                                                           and President,  Aetna Retirement Services,
                                                                           Inc.;  Executive  Vice  President,   Aetna
                                                                           Inc.;  Executive  Vice  President,   Aetna
                                                                           Services,  Inc.; Executive Vice President,
                                                                           Aetna Life Insurance Company.

Catherine H. Smith         Director                                        Director,  Senior Vice President and Chief
                                                                           Financial   Officer,    Aetna   Retirement
                                                                           Services,  Inc.;  Director,   Senior  Vice
                                                                           President  and  Chief  Financial  Officer,
                                                                           Aetna Life Insurance and Annuity  Company;
                                                                           Director,   Aetna  Insurance   Company  of
                                                                           America;    Director,   Aetna   Investment
                                                                           Adviser Holding Company, Inc.


* Except with respect to Mr. McInerney and Ms. Smith, the principal business address of each person named is 10 State House Square, Hartford, Connecticut 06103-3602. The address of Mr. McInerney and Ms. Smith is 151 Farmington Avenue, Hartford, Connecticut 06156.

Common Officers and Directors of Aetna Series Fund, Inc. and Aeltus
Name                                     Position(s) with Company        Position(s) with Aeltus
J. Scott Fox                             Director and President          Director, Managing Director, Chief
                                                                         Operating Officer, Chief Financial Officer

John Y. Kim                              Director                        Director, President, Chief Executive
                                                                         Officer, Chief Investment Officer

Frank J. Litwin                          Vice President                  Managing Director, Retail Marketing and
                                                                         Sales

Wayne F. Baltzer                         Vice President                  Vice President, Mutual Fund Administration
                                                                         and Client Services

Mark A. Baral                            Assistant Treasurer             Assistant Treasurer

Allan Shaer, Jr.                         Assistant Treasurer             Assistant Treasurer
Michael Gioffre                          Assistant Secretary             Assistant General Counsel and Secretary

Daniel E. Burton                         Secretary                       Assistant General Counsel and Assistant
                                                                         Secretary

Stephanie A. DeSisto                     Vice President, Treasurer and   Vice President
                                         Chief Financial Officer

                                                                   Appendix 9

            Advisory Fees Paid to Aeltus Investment Management, Inc.
                   for the Fiscal Year Ended October 31, 1999

                             Total Investment                       Net Advisory
Fun  d                       Advisory Fees            Waiver        Fees Paid
Growth                          $1,484,231         $       0       $1,484,231
International                      507,245            107,259         399,986
Small Company                      488,647             12,768         475,879
Technology*                     N/A                   N/A            N/A
Value Opportunity                   43,946             43,946               0
Balanced                         1,031,227                  0       1,031,227
Growth and Income                4,374,490                  0       4,374,490
Bond Fund                          226,218             80,473         145,745
Aetna Government Fund               69,754             69,754               0
Money Market                     1,844,102            658,067       1,186,035
Brokerage Cash Reserves**           80,456             80,456               0
Index Plus Large Cap               667,633             73,563         594,070
Index Plus Mid Cap                  42,217             42,217               0
Index Plus Small Cap                35,558             35,558               0
Ascent                             409,705             29,401         380,304
Crossroads                         387,278             37,728         349,550
Legacy                             242,377             77,162         165,215
PPF I#                              96,488             85,068         11,420
PPF II@                              1,862              1,862              0
PPF III*                              N/A                N/A              N/A
PPF IV*                               N/A                N/A              N/A

*       Technology  and PPFs III and IV commenced  operations  after October 31,
        1999.

** For the period from September 7, 1999 (commencement of operations) to October 31, 1999.

# For the period from August 6, 1999 (commencement of operations) to October 31, 1999.

@ For the period from October 7, 1999 (commencement of operations) to October 31, 1999.

                                                              Appendix 10

                               Advisory Fee Rates
                  for Funds with Similar Investment Objectives
                  Advised by Aeltus Investment Management, Inc.

                                                                            Advisory Fee
                                                                         As a Percentage of
                                                 Net Assets           Average Daily Net Assets
                 Fund1                     As of August 31, 2000                                    Expense Limitation2

Aetna Balanced VP, Inc.                       $ 1,959,647,868.96                0.50%                       N/A

Aetna Income Shares                               671,382,018.14                0.40%                       N/A
d/b/a Aetna Bond VP

Aetna Variable Fund                             9,405,938,464.19     0.50% on first $10 billion             N/A
d/b/a Aetna Growth and Income VP                                     0.45% on next $5 billion
                                                                     0.425% over $15 billion

Aetna Variable Encore Fund                      1,158,099,632.90                0.25%                       N/A
d/b/a Aetna Money Market VP

Aetna Variable Portfolios, Inc.:

Aetna Growth VP                                   519,234,416.72                0.60%                      0.80%

Aetna Index Plus Large Cap VP                   1,381,409,880.07                0.35%                      0.55%

Aetna Index Plus Mid Cap VP                        46,731,226.07                0.40%                      0.60%

Aetna Index Plus Small Cap VP                      16,861,489.71                0.40%                      0.60%

Aetna International VP                             49,203,046.86                0.85%                      1.15%

Aetna Small Company VP                            279,488,741.83                0.75%                      0.95%

Aetna Technology VP                                34,795,586.51                0.95%                      1.15%

Aetna Value Opportunity VP                        101,801,886.60                0.60%                      0.80%

Aetna Generation Portfolios, Inc.:

Aetna Ascent VP                                   227,610,932.73                0.60%                      0.75%

Aetna Crossroads VP                               195,608,267.84                0.60%                      0.70%

Aetna Legacy VP                                   127,953,730.43                0.60%                      0.65%

Aetna GET Fund:

Series C                                          195,648,653.80     0.25% - Offering Period                N/A
                                                                     0.60% - Guarantee Period

Series D                                          571,335,114.79     0.25% - Offering Period               0.75%
                                                                     0.60% - Guarantee Period

Series E                                          549,144,226.00     0.25% - Offering Period               0.75%
                                                                     0.60% - Guarantee Period

Series G                                          248,636,548.25     0.25% - Offering Period               0.75%
                                                                     0.60% - Guarantee Period

Series H                                          188,151,177.89     0.25% - Offering Period               0.75%
                                                                     0.60% - Guarantee Period

Series I                                          102,745,858.52     0.25% - Offering Period               0.75%
                                                                     0.60% - Guarantee Period

Series J                                            3,310,719.82     0.25% - Offering Period               0.75%
                                                                     0.60% - Guarantee Period

Series K                                                    N/A3     0.25% - Offering Period               0.75%
                                                                     0.60% - Guarantee Period


1 Shares of each fund are offered only to insurance company separate accounts that fund both annuity and life insurance contracts.

2 Aeltus currently is contractually obligated to waive fees and/or reimburse expenses (excluding distribution fees, except in the case of the Series G, H, I, J and K of Aetna GET Fund and Aetna Technology VP) of the applicable fund through December 31, 2000 (except for the Series of Aetna GET Fund, whose expense limitation provisions have no expiration dates) so that the fund's total operating expenses do not exceed this percentage of average daily net assets.

3         Aetna GET Fund, Series K had not commenced operations as of August 31,
          2000.

                                                                    Appendix 11

              Administrative and Distribution/Shareholder Services
                 Fees Paid to Aeltus and ACI for the Fiscal Year
                             Ended October 31, 1999

                                                                                                           Total
                                          Total                               Net Admini-              Distribution/
                                     Administrative    Administrator          strative             Shareholder Services
Fund                                  Services Fees    Waiver                 Services Fee                       Fees
                                                                                Paid

Growth                                $212,043             $0              $212,043                 $93,265
International                           59,676              0                59,676                  53,471
Small Company                           57,488              0                57,488                  47,171
Technology#                                N/A            N/A                   N/A                     N/A
Value Opportunity                        6,278          6,278                     0                   4,741
Balanced                               128,903              0               128,903                  46,064
Growth and Income                      660,028              0               660,028                 123,267
Index Plus Large Cap                   148,363              0               148,363                 267,873
Index Plus Mid Cap                       9,381          9,381                     0                   8,318
Index Plus Small Cap                     7,902          7,902                     0                   7,896
Ascent                                  51,213              0                51,213                  36,042
Crossroads                              48,410              0                48,410                  20,360
Legacy                                  30,297              0                30,297                  16,944
Bond Fund                               45,244              0                45,244                  22,641
Aetna Government Fund                   13,951         13,951                     0                   8,320
Money Market                           461,026              0               461,026                   1,192
Brokerage Cash Reserves*                40,228         26,410                13,818                 261,483
PPF I**                                 21,058              0                21,058                 191,005
PPF II***                                  745            745                     0                   7,168
PPF III#                                   N/A            N/A                   N/A                     N/A
PPF IV#                                    N/A            N/A                   N/A                     N/A

#       Technology  and PPFs III and IV commenced  operations  after October 31,
        1999.

* For the period from September 7, 1999 (commencement of operations) to October 31, 1999.

** For the period from August 6, 1999 (commencement of operations) to October 31, 1999.

*** For the period from October 7, 1999 (commencement of operations) to October 31, 1999.

                                                                 Appendix 12

                    OFFICERS OF ELIJAH ASSET MANAGEMENT, LLC

                                       Positions and Offices
Name*                                         with EAM                     Other Principal Position(s) Held

Ronald E. Elijah           Manager, Chief Executive Officer, Portfolio     N/A
                           Manager

John P. McNiff             Manager, Secretary                              Managing  Director,   Longwood  Investment
                                                                           Advisors,   Inc.,  Radnor,  PA;  Director,
                                                                           Longwood Offshore Management,  Berwyn, PA;
                                                                           Officer,    Trinity   Capital    Partners,
                                                                           Radnor, PA.

Michael S. Dunn            Manager, Chief Operating Officer                N/A

Roderick R. Berry          Manager, President, Portfolio Manager           N/A

Scott Rowe                 Manager, Director of Client Services            N/A

Andrew C. Morrison         Manager, Treasurer, Analyst                     N/A

Jay J. Giacco              Manager                                         Vice    President,    Aeltus    Investment
                                                                           Management.

* Except for Mr. Giacco, the principal business address of each person named is 100 Pine Street, Suite 420, San Francisco, CA 94111. Mr. Giacco's principal business address is 10 State House Square, Hartford, CT 06103-3602.

                               PRELIMINARY COPIES

                             AETNA SERIES FUND, INC.
                                 (the "Company")

         [Aetna Growth Fund]             [Aetna Index Plus Large Cap Fund]
      [Aetna International Fund]          [Aetna Index Plus Mid Cap Fund]
      [Aetna Small Company Fund]         [Aetna Index Plus Small Cap Fund]
       [Aetna Technology Fund]                  [Aetna Ascent Fund]
    [Aetna Value Opportunity Fund]            [Aetna Crossroads Fund]
        [Aetna Balanced Fund]                   [Aetna Legacy Fund]
    [Aetna Growth and Income Fund]      [Aetna Principal Protection Fund I]
          [Aetna Bond Fund]             [Aetna Principal Protection Fund II]
       [Aetna Government Fund]         [Aetna Principal Protection Fund III]
      [Aetna Money Market Fund]         [Aetna Principal Protection Fund IV]
      [Brokerage Cash Reserves]

                                  (the "Fund")

                    THIS PROXY CARD IS SOLICITED ON BEHALF OF
                     THE BOARD OF DIRECTORS OF AETNA SERIES
                                   FUND, INC.

IF THIS PROXY CARD IS PROPERLY EXECUTED AND RETURNED, YOUR SHARES WILL BE VOTED BY THE PROXIES IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, YOUR SHARES WILL BE VOTED BY THE PROXIES FOR APPROVAL OF THE PROPOSALS.

  Please sign exactly as name appears on this card. When the account is in the name of joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized persons.


                             X______________________

                             X______________________
                                  Signature(s)

                         Dated: __________________, 2000

Please refer to the Proxy Statement for a discussion of these matters. This proxy card is solicited in connection with the special meeting of the shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on November 22, 2000, and at any adjournment or postponement thereof. THIS PROXY CARD, WHEN PROPERLY EXECUTED, DIRECTS J. SCOTT FOX AND WAYNE F. BALTZER TO VOTE THE SHARES LISTED ON THE FRONT OF THIS CARD AS DIRECTED AND REVOKES ALL PRIOR PROXY CARDS.

                             YOUR VOTE IS IMPORTANT!
                               VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                        CALL TOLL FREE 1-888-221-0697 OR
                           LOG ON TO WWW.PROXYWEB.COM

SEE THE ENCLOSED INSERT FOR FURTHER INSTRUCTIONS ON VOTING BY PHONE OR INTERNET

*** CONTROL NUMBER XXX XXX XXX XXX XX ***

Please vote the shares listed on the front of this card by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.

[   ] [box is filled in solidly]  EXAMPLE

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL.

          1. To elect 8 Directors to serve until their successors are elected and qualified;

FOR   [ ]         WITHHOLD   [ ]    FOR ALL EXCEPT   [ ]

Albert E. DePrince, Jr.            John Y. Kim
Maria T. Fighetti                  Sidney Koch
J. Scott Fox                       Corine T. Norgaard
David L. Grove                     Richard G. Scheide

Note: If you do not wish your shares voted "For" a particular Nominee, mark the "For All Except" box and strike a line through the name(s) of the Nominee(s). Your shares will be voted for the remaining Nominee(s).

          2. To approve a new Investment Advisory Agreement between the Company, on behalf of the Fund, and Aeltus Investment Management, Inc. ("Aeltus");

[   ] FOR         [   ] AGAINST         [   ] ABSTAIN

          3. (For Shareholders of Aetna Technology Fund Only) To approve a new Subadvisory Agreement among the Company, on behalf of Aetna Technology Fund, Aeltus and Elijah Asset Management, LLC; and

[   ] FOR         [   ] AGAINST         [   ] ABSTAIN

          4. To ratify the selection of KPMG LLP as independent auditors for the Funds for the fiscal year ending October 31, 2001.

[   ] FOR         [   ] AGAINST         [   ] ABSTAIN

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS, INCLUDING ANY ADJOURNMENT OF THE MEETING, AS MAY PROPERLY COME BEFORE THE MEETING.

          [buckslip regarding telephonic and internet voting to be included with proxy card]

Voting Your Proxy:  It's Easier Than Ever

The enclosed proxy discusses matters affecting your Aetna fund. It's important to vote on these issues, and voting promptly can save the time and expense of having to make a second mailing.

In addition to the option of mailing the proxy card back to us, we now offer you two other ways to vote -- by touch-tone telephone and by computer via the Internet. Using either saves time for you and helps reduce expenses.

So after you've read the proxy information about your fund, but before you sign, date, seal, and mail the proxy card, consider voting either by telephone or by computer via the Internet.

[Telephone symbol]  By touch-tone telephone:
have the proxy card handy
call 1-888-221-0697 toll free
enter the control number found in the upper left corner of your proxy card follow the simple recorded instructions

[Computer symbol]  By computer via the Internet:
have the proxy card handy
go to the Web site www.proxyweb.com
enter the control number found in the upper left corner of your proxy card follow the instructions on the screen

If you vote by computer or telephone, you do not need to mail the proxy card. Thank you.

Aetna [logo]
Aeltus Capital, Inc., Distributor

                               PRELIMINARY COPIES

                             AETNA SERIES FUND, INC.
                                 (the "Company")

         [Aetna Growth Fund]                 [Aetna Index Plus Large Cap Fund]
      [Aetna International Fund]              [Aetna Index Plus Mid Cap Fund]
      [Aetna Small Company Fund]             [Aetna Index Plus Small Cap Fund]
       [Aetna Technology Fund]                      [Aetna Ascent Fund]
    [Aetna Value Opportunity Fund]                [Aetna Crossroads Fund]
        [Aetna Balanced Fund]                       [Aetna Legacy Fund]
    [Aetna Growth and Income Fund]          [Aetna Principal Protection Fund I]
          [Aetna Bond Fund]                 [Aetna Principal Protection Fund II]
       [Aetna Government Fund]             [Aetna Principal Protection Fund III]
      [Aetna Money Market Fund]             [Aetna Principal Protection Fund IV]
      [Brokerage Cash Reserves]

                                  (the "Fund")

                THIS AUTHORIZATION CARD IS SOLICITED ON BEHALF OF

                        THE COMPANY'S BOARD OF DIRECTORS.

                           VARIABLE ANNUITY ACCOUNT F

IF THIS AUTHORIZATION CARD IS PROPERLY EXECUTED AND RETURNED, YOUR INTEREST WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY YOU, THE UNDERSIGNED CONTRACT HOLDER UNDER A VARIABLE ANNUITY CONTRACT FUNDED BY SEPARATE ACCOUNT F OF AETNA LIFE INSURANCE AND ANNUITY COMPANY ("ALIAC"). ALIAC WILL ONLY VOTE THOSE SHARES OF THE FUND ATTRIBUTABLE TO ACCOUNT F FOR WHICH IT RECEIVES INSTRUCTIONS.

Please  sign  exactly  as name  appears on this card.

              When signing as administrator, trustee, plan sponsor or other plan fiduciary, please give title. If a corporation or partnership, sign in entity's name and by authorized persons.



                             X______________________

                             X______________________

                         (Signature of Contract Holder)

                         Dated: __________________, 2000

Please refer to the Proxy Statement for a discussion of these matters. This authorization card is solicited in connection with the special meeting of the shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on November 22, 2000, and at any adjournment or postponement thereof (the "Special Meeting"). THIS AUTHORIZATION CARD, WHEN PROPERLY EXECUTED, DIRECTS ALIAC TO VOTE THE INTEREST OF THE CONTRACT HOLDER(S) SIGNING ABOVE IN THE SHARES OF THE FUND HELD IN SEPARATE ACCOUNT F AT THE SPECIAL MEETING AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN THE MANNER DIRECTED BELOW WITH RESPECT TO THE MATTERS DESCRIBED IN THE NOTICE AND ACCOMPANYING PROXY STATEMENT FOR SAID MEETING AND REVOKES ALL PRIOR AUTHORIZATION CARDS.

Please vote the shares listed on the front of this card by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.

[   ] [box is filled in solidly] EXAMPLE

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL.

          1. To elect 8 Directors to serve until their successors are elected and qualified;

FOR   [ ]         WITHHOLD   [ ]    FOR ALL EXCEPT   [ ]

Albert E. DePrince, Jr.            John Y. Kim
Maria T. Fighetti                  Sidney Koch
J. Scott Fox                       Corine T. Norgaard
David L. Grove                     Richard G. Scheide

Note: If you do not wish your shares voted "For" a particular Nominee, mark the "For All Except" box and strike a line through the name(s) of the Nominee(s). Your shares will be voted for the remaining Nominee(s).

          2. To approve a new Investment Advisory Agreement between the Company, on behalf of the Fund, and Aeltus Investment Management, Inc. ("Aeltus");

[   ] FOR           [   ] AGAINST         [   ] ABSTAIN

          3. (For Shareholders of Aetna Technology Fund Only) To approve a new Subadvisory Agreement among the Company, on behalf of Aetna Technology Fund, Aeltus and Elijah Asset Management, LLC; and

[   ] FOR         [   ] AGAINST....         [   ] ABSTAIN

          4. To ratify the selection of KPMG LLP as independent auditors for the Funds for the fiscal year ending October 31, 2001.

[   ] FOR         [   ] AGAINST         [   ] ABSTAIN

          IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS, INCLUDING ANY ADJOURNMENT OF THE MEETING, AS MAY PROPERLY COME BEFORE THE MEETING.

                               PRELIMINARY COPIES

                             AETNA SERIES FUND, INC.
                                 (the "Company")

         [Aetna Growth Fund]              [Aetna Index Plus Large Cap Fund]
      [Aetna International Fund]           [Aetna Index Plus Mid Cap Fund]
      [Aetna Small Company Fund]          [Aetna Index Plus Small Cap Fund]
       [Aetna Technology Fund]                   [Aetna Ascent Fund]
    [Aetna Value Opportunity Fund]             [Aetna Crossroads Fund]
        [Aetna Balanced Fund]                    [Aetna Legacy Fund]
    [Aetna Growth and Income Fund]       [Aetna Principal Protection Fund I]
          [Aetna Bond Fund]              [Aetna Principal Protection Fund II]
       [Aetna Government Fund]          [Aetna Principal Protection Fund III]
      [Aetna Money Market Fund]          [Aetna Principal Protection Fund IV]
      [Brokerage Cash Reserves]

                                  (the "Fund")

                THIS AUTHORIZATION CARD IS SOLICITED ON BEHALF OF

                        THE COMPANY'S BOARD OF DIRECTORS.

IF THIS AUTHORIZATION CARD IS PROPERLY EXECUTED AND RETURNED, YOUR INTEREST WILL BE VOTED BY THE TRUSTEE OR CUSTODIAN FOR YOUR EMPLOYEE BENEFIT PLAN IN THE MANNER DIRECTED HEREIN BY YOU, THE UNDERSIGNED PARTICIPANT(S) OR PLAN FIDUCIARY(IES). THE EMPLOYEE BENEFIT PLAN'S TRUSTEE OR CUSTODIAN WILL ONLY VOTE THOSE SHARES OF THE FUND ATTRIBUTABLE TO THE PLAN FOR WHICH IT RECEIVES INSTRUCTIONS.

          Please sign exactly as name appears on this card.

              When signing as administrator, trustee, plan sponsor or other plan fiduciary, please give title. If a corporation or partnership, sign in entity's name and by authorized persons.



                             X______________________

                             X______________________

                                  Signature(s)

                         Dated: __________________, 2000

Please refer to the Proxy Statement for a discussion of these matters. This authorization card is solicited in connection with the special meeting of the shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on November 22, 2000, and at any adjournment or postponement thereof (the "Special Meeting"). THIS AUTHORIZATION CARD, WHEN PROPERLY EXECUTED, DIRECTS THE TRUSTEE OR CUSTODIAN TO VOTE THE INTEREST OF THE PARTICIPANT(S) OR PLAN FIDUCIARY(IES) SIGNING ABOVE IN THE SHARES OF THE FUND HELD THROUGH THE EMPLOYEE BENEFIT PLAN AT THE SPECIAL MEETING AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN THE MANNER DIRECTED BELOW WITH RESPECT TO THE MATTERS DESCRIBED IN THE NOTICE AND ACCOMPANYING PROXY STATEMENT FOR SAID MEETING AND REVOKES ALL PRIOR AUTHORIZATION CARDS.

Please vote the shares listed on the front of this card by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.

[   ] [box is filled in solidly] EXAMPLE

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL.

          1. To elect 8 Directors to serve until their successors are elected and qualified;

FOR   [ ]         WITHHOLD   [ ]    FOR ALL EXCEPT   [ ]

Albert E. DePrince, Jr.            John Y. Kim
Maria T. Fighetti                  Sidney Koch
J. Scott Fox                       Corine T. Norgaard
David L. Grove                     Richard G. Scheide

Note: If you do not wish your shares voted "For" a particular Nominee, mark the "For All Except" box and strike a line through the name(s) of the Nominee(s). Your shares will be voted for the remaining Nominee(s).

          2. To approve a new Investment Advisory Agreement between the Company, on behalf of the Fund, and Aeltus Investment Management, Inc. ("Aeltus");

[   ] FOR         [   ] AGAINST         [   ] ABSTAIN

          3. (For Shareholders of Aetna Technology Fund Only) To approve a new Subadvisory Agreement among the Company, on behalf of Aetna Technology Fund, Aeltus and Elijah Asset Management, LLC; and

[   ] FOR         [   ] AGAINST         [   ] ABSTAIN

          4. To ratify the selection of KPMG LLP as independent auditors for the Funds for the fiscal year ending October 31, 2001.

[   ] FOR         [   ] AGAINST         [   ] ABSTAIN

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS, INCLUDING ANY ADJOURNMENT OF THE MEETING, AS MAY PROPERLY COME BEFORE THE MEETING.

                               PRELIMINARY COPIES

                             AETNA SERIES FUND, INC.
                                 (the "Company")

           [Aetna Growth Fund]               [Aetna Index Plus Large Cap Fund]
        [Aetna International Fund]                  [Aetna Ascent Fund]
        [Aetna Small Company Fund]                [Aetna Crossroads Fund]
      [Aetna Growth and Income Fund]                [Aetna Legacy Fund]

                                  (the "Fund")

                THIS AUTHORIZATION CARD IS SOLICITED ON BEHALF OF

                        THE COMPANY'S BOARD OF DIRECTORS.

         To:  Participants in the Aetna Incentive Savings Plan

Mellon Bank, N.A., the trustee ("Trustee") under the Aetna Incentive Savings Plan, has been instructed to solicit your instructions on how to vote your interest in shares of the Fund held by the Trustee on your behalf in accordance with the terms of the Plan and to vote those shares in accordance with your instructions at the special meeting of the Fund to be held on November 22, 2000, and at any adjournment or postponement thereof. Please indicate by checking the appropriate box how you want these shares voted by the Trustee and return this card to the Trustee in the envelope provided. We would like to remind you that your individual voting instructions are held in strict confidence and will not be disclosed to Aetna Inc. or its affiliates. IF THIS AUTHORIZATION CARD IS PROPERLY EXECUTED AND RETURNED, YOUR INTEREST IN SHARES OF THE FUND HELD BY THE TRUSTEE WILL BE VOTED IN THE MANNER DIRECTED BY YOU. IF YOU DO NOT RETURN THIS AUTHORIZATION CARD TO THE TRUSTEE BY [November , 2000], THE TRUSTEE WILL VOTE THE FUND SHARES HELD ON YOUR BEHALF THROUGH THE PLAN, FOR, AGAINST, OR ABSTAINING, IN THE SAME PROPORTION AS THE SHARES FOR WHICH TIMELY VOTING INSTRUCTIONS HAVE BEEN RECEIVED FROM OTHER PARTICIPANTS. [IF YOU RETURN THE AUTHORIZATION CARD BUT DO NOT MARK YOUR VOTING INSTRUCTIONS ON THE REVERSE SIDE, THE TRUSTEE WILL VOTE THE FUND SHARES HELD ON YOUR BEHALF THROUGH THE PLAN "FOR" THE PROPOSALS.]

                Please sign exactly as name appears on this card.

                             X______________________
                                    Signature

                         Dated: __________________, 2000

Please refer to the Proxy Statement for a discussion of these matters. This authorization card is solicited in connection with the special meeting of the shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on November 22, 2000, and at any adjournment or postponement thereof (the "Special Meeting"). THIS AUTHORIZATION CARD, WHEN PROPERLY EXECUTED, DIRECTS THE TRUSTEE TO VOTE THE SHARES OF THE FUND HELD THROUGH THE PLAN ON BEHALF OF THE PARTICIPANT SIGNING ABOVE AT THE SPECIAL MEETING AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN THE MANNER DIRECTED BELOW WITH RESPECT TO THE MATTERS DESCRIBED IN THE NOTICE AND ACCOMPANYING PROXY STATEMENT FOR SAID MEETING AND REVOKES ALL PRIOR AUTHORIZATION CARDS.

Please vote the shares listed on the front of this card by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.

[   ] [box is filled in solidly] EXAMPLE

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL.

          1. To elect 8 Directors to serve until their successors are elected and qualified;

FOR   [ ]         WITHHOLD   [ ]    FOR ALL EXCEPT   [ ]

Albert E. DePrince, Jr.            John Y. Kim
Maria T. Fighetti                  Sidney Koch
J. Scott Fox                       Corine T. Norgaard
David L. Grove                     Richard G. Scheide

Note: If you do not wish your shares voted "For" a particular Nominee, mark the "For All Except" box and strike a line through the name(s) of the Nominee(s). Your shares will be voted for the remaining Nominee(s).

          2. To approve a new Investment Advisory Agreement between the Company, on behalf of the Fund, and Aeltus Investment Management, Inc. ("Aeltus");

[   ] FOR         [   ] AGAINST         [   ] ABSTAIN

          3. To ratify the selection of KPMG LLP as independent auditors for the Funds for the fiscal year ending October 31, 2001.

[   ] FOR         [   ] AGAINST         [   ] ABSTAIN

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS, INCLUDING ANY ADJOURNMENT OF THE MEETING, AS MAY PROPERLY COME BEFORE THE MEETING.